SCHEDULE 14A INFORMATION
AMENDMENT NO. 2

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARADIGM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PARADIGM HOLDINGS, INC.

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders of Paradigm Holdings, Inc. The meeting will be held at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20850, on __________ ___, 2010, beginning at 9:30 a.m., Eastern Daylight Savings Time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of Paradigm Holdings’ Board of Directors.

On behalf of your Board of Directors, thank you for your continued support and interest in Paradigm Holdings, Inc.  We hope to see you at the Special Meeting.

Sincerely,

/s/ Peter B. LaMontagne
Peter B. LaMontagne
Chief Executive Officer
_______ ___, 2010

PARADIGM HOLDINGS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON ______ __, 2010

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Paradigm Holdings, Inc. (“Paradigm” or the “Company”) will be held at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20850, on __________ ___, 2010, beginning at 9:30 a.m., Eastern Daylight Savings Time, for the following purposes:

1.
To approve and adopt the Plan and Agreement of Merger to reincorporate the Company in the State of Nevada (such surviving entity referred to herein as “Paradigm Nevada”) (Proposal No. 1 on the proxy card);

2.	To approve the fixing of the amount of authorized shares of common stock of Paradigm Nevada at 250,000,000 shares (Proposal No. 2 on the proxy card);

3.
To approve the amendment of the voting rights of the holders of the Company’s Series A-1 Senior Preferred Stock subsequent to the Company’s reincorporation into the State of Nevada (Proposal No. 3 on the proxy card);

4.	To approve certain rights granted to Hale Capital Partners, LP and EREF PARA, LLC in the Company’s Certificate of Designations of Series A-1 Senior Preferred Stock (Proposal No. 4 on the proxy card);

5.
To re-elect four directors to serve as members of the Company’s Board of Directors until the next annual meeting of the shareholders or until their earlier death, resignation or removal from office and until their successors shall have been duly elected, qualified and seated (Proposal No. 5 on the proxy card); and

6.	To consider such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on __________ ___, 2010, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any postponement or adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20850.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IMPORTANT

You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

PLEASE NOTE THAT ATTENDANCE AT THE MEETING WILL BE LIMITED TO SHAREHOLDERS OF PARADIGM HOLDINGS, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING ADMISSION TICKETS OR OTHER EVIDENCE OF OWNERSHIP. THE ADMISSION TICKET IS DETACHABLE FROM YOUR PROXY CARD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE COMPANY’S STOCK TO GAIN ADMISSION TO THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

__________ __, 2010	/s/ Peter B. LaMontagne
Rockville, Maryland	Peter B. LaMontagne
Chief Executive Officer

PROXY STATEMENT FOR
SPECIAL MEETING OF SHAREHOLDERS OF
PARADIGM HOLDINGS, INC.
To Be Held on __________ ___, 2010

Page

ABOUT THE MEETING	1
PROPOSAL ONE – REINCORPORATION OF THE COMPANY	4
PROPOSAL TWO – APPROVAL OF AN INCREASE IN THE AMOUNT OF AUTHORIZED COMMON STOCK FROM 50,000,000 SHARES TO 250,000,000 SHARES	9
PROPOSAL THREE – APPROVAL OF AMENDMENTS TO THE VOTING RIGHTS OF HOLDERS OF SERIES A-1 PREFERRED STOCK	12
PROPOSAL FOUR – APPROVAL OF CERTAIN RIGHTS GRANTED TO THE HALE ENTITIES IN THE CERTIFICATE OF DESIGNATIONS WITH RESPECT TO APPOINTING BOARD MEMBERS AND BOARD OBSERVERS	15
PROPOSAL FIVE – ELECTION OF DIRECTORS	17
DESCRIPTION OF SECURITIES	27
EXECUTIVE COMPENSATION	29
PRINCIPAL HOLDERS OF VOTING SECURITIES	33
AUDITORS	34
AUDIT COMMITTEE REPORT	36
OTHER MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING OF SHAREHOLDERS	36
ADDITIONAL INFORMATION	36
EXHIBIT A -- PLAN AND AGREEMENT OF MERGER	A-1
EXHIBIT B -- AMENDED AND RESTATED ARTICLES OF INCORPORATION OF PARADIGM HOLDINGS, INC.	B-1
EXHIBIT C -- BYLAWS OF PARADIGM HOLDINGS, INC.	C-1
APPENDIX A -- REVOCABLE PROXY

i

PARADIGM HOLDINGS, INC.
9715 Key West Avenue, 3rd Floor
Rockville, Maryland 20850

PROXY STATEMENT

This proxy statement contains information related to the Special Meeting of Paradigm Holdings, Inc., a Wyoming corporation (“Paradigm” or the “Company”), to be held at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20850, on _________ ___, 2010, beginning at 9:30 a.m., Eastern Daylight Savings Time, and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement and the enclosed proxy are first being mailed on or about __________ ___, 2010, to all shareholders entitled to vote. Paradigm is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

At Paradigm’s Special Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to (1) the reincorporation of the Company into the State of Nevada and related consequences (such surviving entity referred to herein as “Paradigm Nevada”), (2) the fixing of the amount of authorized shares of common stock of Paradigm Nevada at 250,000,000 shares, (3) the amendment of the voting rights of holders of the Company’s Series A-1 Preferred Stock, par value $0.01 per share (“Series A-1 Preferred Stock”), subsequent to the Company’s reincorporation into the State of Nevada, (4) the approval of certain rights granted to the Hale Entities (as defined herein) with respect to appointing members and observers to the Company’s Board of Directors (the “Board”) under the Certificate of Designations of the Series A-1 Preferred Stock (the “Certificate of Designations”), and (5) the re-election of four directors to serve on the Board of Directors.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, __________ ___, 2010, are entitled to receive notice of the Special Meeting and to vote the shares of our common stock, $0.01 par value per share, or Series A-1 Preferred Stock that were entitled to vote on that date at the meeting, or any postponements or adjournments of the meeting. As of that date, the Company had outstanding __________ shares of common stock and 6,206 outstanding shares of Series A-1 Preferred Stock.  Common shareholders of record as of the close of business on the record date are entitled to one vote for each share of common stock held.  Each share of Series A-1 Preferred Stock entitles the holder to such number of votes as shall equal the number of shares of common stock issuable upon exercise of the Class A Warrants held by such holder, which as of __________ ___, 2010 equals an aggregate of 0 votes.  The holders of common stock and Series A-1 Preferred Stock may vote on all matters presented at the Special Meeting and will vote together as a class (although the holders of Series A-1 Preferred Stock will have 0 votes with respect to such shares) with respect to Proposal Nos. 2, 3, 4 and 5.  The holders of common stock and Series A-1 Preferred Stock will vote as separate classes on Proposal No. 1 and each class must approve this proposal.

In connection with the issuance of the Company’s Series A-1 Preferred Stock certain shareholders of the Company representing approximately 76% of the common shares entitled to vote at the Special Meeting agreed to vote in favor of Proposal No. 1, Proposal No. 2 and Proposal No. 4 described in this proxy statement.  The votes of such shareholders would be sufficient to approve Proposal No. 1, Proposal No. 2 and Proposal No. 4.

Who can attend the Special Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting.  Seating at the Special Meeting, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 8:30 a.m., and seating will begin at 9:15 a.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

For purposes of Proposal No. 1, the presence in person or by proxy of holders of a majority of each of (1) the outstanding common stock and (2) the Series A-1 Preferred Stock entitled to vote will constitute a quorum at the Special Meeting or any postponement or adjournment thereof.   For purposes of Proposal Nos. 2, 3, 4 and 5, the presence in person or by proxy of holders of a majority of our common stock and Series A-1 Preferred Stock (counted as a single class) entitled to vote will constitute a quorum at the Special Meeting or any postponement or adjournment thereof.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to Paradigm, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting.  “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board of Directors’ recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Paradigm either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board of Directors’ recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board of Directors recommends a vote:

•	For the approval and adoption of the Plan and Agreement of Merger to reincorporate the Company into the State of Nevada (see page 4);

•	For the approval of the fixing of the authorized shares of common stock of Paradigm Nevada at 250,000,000 shares (see page 9);

•	For the approval of amendments to the voting rights of the holders of Series A-1 Preferred Stock, post reincorporation of the Company into the State of Nevada (see page 12);

•	For the approval of certain rights granted to the Hale Entities in the Certificate of Designations (see page 14); and

•
For re-election of four directors to serve as members of the Board of Directors until the next annual meeting of the Company’s shareholders or until his earlier death, resignation or removal from office and until his successor shall have been duly elected, qualified and seated (see page 16).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Approval and adoption of the Plan and Agreement of Merger to reincorporate the Company into the State of Nevada.  Approval and adoption of the Plan and Agreement of Merger to reincorporate the Company into the State of Nevada will require that, with respect to both the (1) outstanding shares of our common stock and (2) outstanding shares of Series A-1 Preferred Stock, the votes cast by each class in favor of such action exceed the votes cast opposing the action.

Approval of the fixing of the amount of shares of authorized common stock of Paradigm Nevada at 250,000,000 shares. Approval of the fixing of the amount of shares of authorized common stock of Paradigm Nevada at 250,000,000 shares will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Approval of the amendment of certain voting rights of the holders of Series A-1 Preferred Stock. Approval of the amendment of certain voting rights of the holders of Series A-1 Preferred Stock post reincorporation of the Company into the State of Nevada will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Approval of certain rights granted to the Hale Entities in the Certificate of Designations.  Approval of certain rights of the Hale Entities in the Certificate of Designations will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Election of Directors.  For the proposal to re-elect four directors to serve as members of the Board of Directors until the next annual meeting of the Company’s shareholders or until his earlier death, resignation or removal from office and until his successor shall have been duly elected, qualified and seated.  A plurality of the votes cast by holders of our common stock and Series A-1 Preferred Stock, voting together as a class, represented in person or by proxy at the Special Meeting is required for approval. This means that the director-nominees will be elected if they receive more affirmative votes cast by holders of our common stock and Series A-1 Preferred Stock, voting as a single class, than any other person. A properly executed proxy marked “Withheld” with respect to the election of any director-nominee will not be voted with respect to such director-nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

PROPOSAL ONE – REINCORPORATION OF THE COMPANY

We propose to change our state of incorporation from Wyoming to Nevada (the “Reincorporation”). For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by the Reincorporation. The Reincorporation will be accomplished by merging the Company with and into our recently formed wholly owned Nevada subsidiary pursuant to a Plan and Agreement of Merger. None of the proposals included in this Proxy Statement gives our shareholders dissenters' or appraisal rights under Wyoming law.

To effect the Reincorporation, we will be merged with and into a wholly owned subsidiary incorporated in Nevada pursuant to a Plan and Agreement of Merger by and between the Company and such subsidiary (the “Agreement”). The Nevada subsidiary, named Paradigm Holdings, Inc., a Nevada corporation (“Paradigm Nevada”), will be the surviving corporation. The Amended and Restated Articles of Incorporation of Paradigm Nevada, a copy of which are attached hereto as Exhibit B, were filed with the Secretary of State of Nevada on May 4, 2010, and will become the Company's Articles of Incorporation following the Merger. The transaction will not result in any change in our current business, management, or location of our principal executive offices, assets, liabilities or net worth. The documents used to effect the Reincorporation are collectively referred to herein as the “Reincorporation Documents”.

Paradigm Nevada has been incorporated under the NRS for the sole purpose of merging with the Company. It has no material assets or liabilities and has not been engaged in any business prior to the merger. Following the merger, Paradigm Nevada will conduct the business of the Company as a Nevada corporation under the name “Paradigm Holdings, Inc.”  and will assume all our assets and liabilities including all contractual obligations and outstanding indebtedness.

Our existing Board of Directors and officers at the time of the Merger will become the Board of Directors and officers of the surviving corporation.

Upon consummation of the Reincorporation, each outstanding share of our common stock will automatically be converted into one fully paid and nonassessable share of outstanding common stock of Paradigm Nevada.  Each outstanding share of our Series A-1 Preferred Stock will automatically be converted into one fully paid and nonassessable share of outstanding Series A-1 Preferred Stock of Paradigm Nevada.   Outstanding options and warrants to purchase or otherwise acquire shares of our common stock will be converted into options to purchase or otherwise acquire the same number of shares of common stock of Paradigm Nevada, at the same exercise price per share, upon the same terms and conditions as presently set forth in each such option or warrant.

The shares of our common stock and Series A-1 Preferred Stock currently each have a par value of $0.01 per share.  As a result of the Reincorporation, the holders of our common stock will receive Paradigm Nevada common stock with a par value of $0.01 per share and the holders of the Company's Series A-1 Preferred Stock will receive Paradigm Nevada preferred stock with a par value of $0.01 per share.  The Board of Directors believes that the maintenance of a relatively low par value will be beneficial to the Company for the purposes of Nevada state franchise taxes.

Other than (1) revisions to statutory references necessary to conform with the NRS, (2) modifications to comply with statutory formalities, (3) immaterial differences and (4) as otherwise described herein (including in Proposal Nos. 2 and 3), Paradigm Nevada's Amended and Restated Articles of Incorporation and Bylaws are substantially similar to our current Articles of Incorporation, as amended, and Bylaws.

Advantages of Reincorporation

We are seeking to reincorporate in Nevada because we believe that the Nevada Revised Statutes (“NRS”) will better meet our business needs. The NRS is a modern and flexible legal code. For the most part, the NRS provides the same flexibility in the management of a corporation and in the conduct of various business transactions as provided by the Wyoming Business Corporation Act (“WBCA”). However, we believe that significantly more public companies are domiciled in Nevada than in Wyoming and that the Nevada state courts have developed a larger body of case law relating to corporate matters. We believe that the NRS and the more extensive corporate legal precedents available in Nevada will provide our Company and its shareholders with greater certainty regarding matters of corporate law.

Possible Disadvantage of a Change in Domicile

Despite the belief of the Board of Directors that the proposed Reincorporation is in the best interests of both our Company and our shareholders, it should be noted that many of the provisions of Nevada law have not yet received extensive scrutiny and interpretation. However, relative to Wyoming law, the Board of Directors believes that Nevada law will provide the company with the comprehensive flexible structure which it needs to operate effectively.

Comparison of the Corporate Laws of Nevada and Wyoming

Although it is not practical to compare all the differences between Wyoming law and our current Articles of Incorporation and Bylaws and Nevada law and the Articles of Incorporation and Bylaws of the surviving corporation, the following is a summary of the differences which we believe may significantly affect the rights of our shareholders. This summary is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences, and is qualified in its entirety by reference to the NRS, the WBCA and the forms of the Articles of Incorporation and Bylaws of the surviving corporation.

Amendments to the Charter Documents of the Corporation

The charter documents of the corporation under the WBCA are the Articles of Incorporation, as amended, and Bylaws. Under the WBCA, substantive changes to the Articles of Incorporation must be approved by the holders of a majority of the shares entitled to vote unless otherwise provided in the Company's Articles of Incorporation. The types of amendments contemplated in this category include, but are not restricted to, a change of the name of the corporation, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the Bylaws of the Company or adopt new Bylaws is vested in the Board of Directors of the Company; however, the shareholders may at any time amend the Bylaws.

Under the NRS, substantive changes to the Articles of Incorporation require the approval of a simple majority of the outstanding stock of the corporation entitled to vote. The type of amendments contemplated in this category include a change of the name of the Company, changes to the authorized capital of the Company and alterations to or creation of special rights and restrictions attached to shares of the Company. The power to alter, amend or repeal the bylaws of the Company or adopt new bylaws is also vested in the Board of Directors.

Shareholder's Derivative Action

The WBCA permits a shareholder to maintain an action in right of the Company without leave of court, provided that the shareholder was a shareholder at the time of the act or omission complained of and fairly and adequately represents the Company in enforcing the rights of the Company.

The NRS contains no such statutory provisions concerning derivative actions; however, such proceedings are available to shareholders pursuant to Nevada common law.

Indemnification

Under both the WBCA and the NRS, the Company may indemnify any person who was or is threatened to be made a party to an action, including an action by or in the right of the Company, because the person is or was a director, officer, employee or agent of the Company or is or was serving in such capacity in another entity at the request of the Company, against expenses, judgments, fines and amounts paid in settlement, if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Company, and with respect to any criminal action or proceeding had no reasonable cause to believe his action was unlawful.

Personal Liability of Directors

The WBCA provides that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for receipt of a financial benefit to which he is not entitled, (ii) for an intentional infliction of harm on the Company or its shareholders, (iii) for participating in unlawful distributions to shareholders, or (iv) for an intentional violation of criminal law. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

The NRS provides that directors shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Company or its shareholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) for authorizing a distribution that is unlawful under the NRS, or (iv) for any transaction from which the director derived an improper personal benefit. Such provision protects directors against personal liability for monetary damages for breaches of their duty of care.

Place of Meetings

The WBCA provides that meetings of shareholders may be held at such place, either within or outside the State of Wyoming, as may be provided in the bylaws of the Company. In the absence of such provisions in the bylaws, all meetings shall be held at the principal office of the Company in the State of Wyoming.

The NRS provides meetings of shareholders may be held at such place, either within or outside the State of Nevada, as the directors may determine from time to time.

Cumulative Voting

The WBCA and the NRS permit a corporation to specify in its articles whether cumulative voting exists. Our current Articles of Incorporation do not provide for cumulative voting and our new Articles of Incorporation in Nevada also will not provide for cumulative voting.

Removal of Directors

In the case of a corporation whose board is classified, the WBCA provides that directors may be removed only for cause unless the charter documents provide otherwise. If the corporation's board is not classified and the charter documents do not provide otherwise, the WBCA provides that directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

Under the NRS, a director may be removed by the affirmative vote of two-thirds of the shares eligible to vote, unless the articles of incorporation provide for a greater number of affirmative votes. All vacancies, including those caused by increasing the number of directors, may be filled by a majority vote of the remaining directors, regardless of whether the remaining directors constitute a quorum, unless otherwise provided in the articles of incorporation.

Vacancies on the Board of Directors

Under both the WBCA and NRS, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; or (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board of directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Share Dividends

Both the NRS and the WBCA provide that unless the articles of incorporation provide otherwise, shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one (1) or more classes or series. An issuance of shares under these provisions is a share dividend. Shares of one (1) class or series may not be issued as a share dividend in respect of shares of another class or series unless (i) the articles of incorporation so authorizes; (ii) a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or (iii) there are no outstanding shares of the class or series to be issued. If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the board of directors authorizes the share dividend.

Tax Consequences of the Merger

The merger and resulting reincorporation of the Company from Wyoming to Nevada will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, for federal income tax purposes, no gain or loss should be recognized by shareholders upon the conversion of our common stock into the surviving corporation's common stock. Each shareholder whose shares are converted into the surviving corporation's common stock should have the same basis in the common stock of the surviving corporation as such shareholder had in our common stock held immediately prior to the effective date of the merger. The shareholder's holding period in the surviving corporation's common stock will, for federal income tax purposes, include the period during which the corresponding shares of our common stock were held, provided such corresponding shares of our common stock were held as a capital asset on the effective date of the merger.

We should recognize no gain or loss as a result of the merger and reincorporation, and the surviving corporation generally will succeed, without adjustment, to our tax attributes. Changing our state of incorporation will not affect the amount of the corporate income and other taxes payable by the Company.

A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of our common stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the common stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of our common stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held our common stock.

The foregoing is only a summary of the federal income tax consequences and is not tax advice.  Each shareholder should consult his, her or its tax advisor regarding the tax consequences of the Reincorporation.

This Proxy Statement does not contain any information regarding the tax consequences, if any, under applicable, state, local or foreign laws, and each shareholder is advised to consult his or her personal attorney or tax advisor as to the federal, state, local or foreign tax consequences of the proposed Reincorporation in view of the shareholder's individual circumstances.

Following the approvals of Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 and the consummation of the Reincorporation, Hale Capital would have the right to elect at least a majority of the members of the Board of Directors of Paradigm Nevada and the Hale Entities would beneficially own approximately 78% of the outstanding shares of Paradigm Nevada’s common stock.

Vote Required For Approval of Proposal

Holders of our common stock and the Series A-1 Preferred Stock will vote as separate classes for purposes of Proposal No. 1.  Approval and adoption of the Plan and Agreement of Merger to reincorporate the Company into the State of Nevada will require that, with respect to both the (1) outstanding shares of our common stock and (2) outstanding shares of Series A-1 Preferred Stock, the votes cast by each class in favor of such action exceed the votes cast opposing the action.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal No. 1. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE PLAN AND AGREEMENT OF MERGER TO REINCORPORATE THE COMPANY INTO THE STATE OF NEVADA.

PROPOSAL TWO – APPROVAL OF THE FIXING OF THE AMOUNT OF AUTHORIZED COMMON STOCK OF PARADIGM NEVADA AT 250,000,000 SHARES

Fixing of the Number of Authorized Shares of Paradigm Nevada Common Stock

On February 27, 2009, the Company entered into a Preferred Stock Purchase Agreement (the “Preferred Stock Purchase Agreement”) with Hale Capital Partners, LP (“Hale Capital”) and EREF PARA, LLC (“EREF” and together with Hale Capital, the “Hale Entities”) and consummated the issuance and sale to the Hale Entities, for an aggregate purchase price of $6,206,000, pursuant to such agreement of an aggregate of (i) 6,206 shares of Series A-1 Preferred Stock, (ii) Class A Warrants to purchase an aggregate of 79,602,604 shares of our common stock, with an exercise price of $0.0780 per share (the “Class A Warrants”) and (iii) Class B Warrants to purchase an aggregate of 69,062,248 shares of our common stock, with an exercise price of $0.0858 per share (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”).  The Warrants expire seven (7) years from the date of issuance, which period, with respect to the Class A Warrants, is subject to extension for an additional seven (7) years if the Company has not met certain milestones.  Martin Hale is a director of the Company and Chief Executive Officer of Hale Capital and Chief Executive Officer and sole owner of Hale Fund Management, LLC, the managing member of EREF.

The Preferred Stock Purchase Agreement requires that the Company cause an increase in the number of authorized shares of common stock so as to allow for the full issuance of the shares of common stock issued or issuable (i) upon exercise of the Warrants, and (ii) in satisfaction of any other obligation or right of the Company to issue shares of common stock pursuant to the  Series A-1 Preferred Stock transaction documents. As a result, the Board deems it to be in the best interests of the Company to fix the amount of authorized shares of common stock of Paradigm Nevada at 250,000,000 shares.

As of September 16, 2010, 47,296,598 shares of our common stock were outstanding and 50,000,000 shares of common stock were authorized for issuance.  Unless the number of shares of common stock authorized for issuance is increased as a result of the Reincorporation, the number of shares of common stock available for issuance upon exercise of the Warrants and all other outstanding options, warrants or other convertible securities would be limited to 2,703,402 shares.  Pursuant to the terms of the Amendment to Preferred Stock Purchase Agreement effective as of August 31, 2010 among the Company and the Hale Entities (the “Amendment”), the Warrants will become fully exercisable for 79,602,604 shares of common stock and the Class B Warrants would be fully exercisable for 69,062,248 shares of common stock after the earlier to occur of (x) November 1, 2010 and (y) the consummation of the Reincorporation (provided that the foregoing restriction does not apply in the event of a Fundamental Transaction (as defined in the Warrants)) and the Company is required to reserve the appropriate number of shares for issuance pursuant to the Warrants by such date.

Effective Increase of Authorized Shares in General

As of September 16, 2010, we had a total of 50,000,000 authorized shares of common stock. The fixing of the amount of authorized shares of common stock of Paradigm Nevada at 250,000,000 shares, would result, post Reincorporation, in an effective increase in our authorized common stock from 50,000,000 to 250,000,000 shares. Other than for issuances pursuant to obligations arising under the Warrants, in satisfaction of any other obligation or right of the Company to issue shares of common stock pursuant to the Series A-1 Preferred Stock transaction documents (as amended) or pursuant to the Notes (as described below), at this time, the Company does not have any plans, proposals or arrangements, written or otherwise, to issue any of the shares of authorized common stock of Paradigm Nevada that will be newly available due to the effective increase for any purpose, including future acquisitions and/or financings.

On May 4, 2010, Paradigm Nevada filed Amended and Restated Articles of Incorporation with the Secretary of State of Nevada which fix the number of shares of authorized common stock of Paradigm Nevada at 250,000,000 shares.  A failure to approve this Proposal No. 2 would require the Company to cause Paradigm Nevada to reduce the number of its authorized shares to 50,000,000 shares prior to the consummation of the Reincorporation.

The number of outstanding shares of any class of the Company’s, or Paradigm Nevada’s, preferred stock will not change as a result of the approval of this Proposal No. 2.

Certain Disadvantages of the Effective Increase

If the authorized number of shares of common stock of Paradigm Nevada is fixed at 250,000,000 shares as proposed by this Proposal No. 2, the Company, reincorporated as Paradigm Nevada, will be able to issue more shares of common stock which could result in additional dilution and which could have a negative effect on the market price of our common stock.

Principal Effects of the Effective Increase

If our stockholders approve this Proposal No. 2 authorizing the fixing of the authorized shares of common stock of Paradigm Nevada at 250,000,000 shares (an effective increase of the amount of our authorized shares of common stock from 50,000,000 to 250,000,000 shares), following the Reincorporation, the Class A Warrants will be fully exercisable for 79,602,604 shares of common stock of Paradigm Nevada and the Class B Warrants will be fully exercisable for 69,062,248 shares of common stock of Paradigm Nevada.  We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Effect if Stockholders do not Approve Proposal No. 2

A failure to approve this Proposal No. 2 would require the Company to cause Paradigm Nevada to reduce the number of its authorized shares to 50,000,000 shares prior to the consummation of the Reincorporation.

Unless the number of shares of common stock authorized for issuance is increased as a result of the Reincorporation, the number of shares of common stock available for issuance upon exercise of the Warrants and all other outstanding options, warrants or other convertible securities would be limited to 2,703,402 shares.  Pursuant to the terms of the Amendment, the Warrants will become fully exercisable for 79,602,604 shares of common stock and the Class B Warrants would be fully exercisable for 69,062,248 shares of common stock after the earlier to occur of (y) November 1, 2010 and (z) the consummation of the Reincorporation (provided that the foregoing restriction does not apply in the event of a Fundamental Transaction) and the Company is required to reserve the appropriate number of shares for issuance pursuant to the Warrants by such date.  As a result, the Company’s failure to effectively cause an increase in the number of authorized shares pursuant to the Reincorporation may constitute an “Event of Default” pursuant to the Certificate of Designations.

 No Dissenters' Rights

Under the WBCA and NRS, our stockholders are not entitled to dissenters' rights with respect to the effective increase in our common stock described in this Proposal No. 2, and we will not independently provide stockholders with any such right.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the effective increase of our authorized shares of common stock, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The effective increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of the Company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The effective increase of our authorized shares of common stock is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of Paradigm Nevada. While it is possible that our management could use the increase of authorized shares of common stock to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the increase of our authorized shares of common stock as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the increase of our authorized shares of common stock, provisions of our governing documents and applicable provisions of Nevada law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of Paradigm Nevada or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in Paradigm Nevada’s control or in our management.

Vote Required For Approval of Proposal

Approval of the above described fixing of the amount of shares of authorized common stock of Paradigm Nevada at 250,000,000 shares will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal No. 2. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FIXING OF THE AUTHORIZED SHARES OF PARADIGM NEVADA’S COMMON STOCK AT 250,000,000 SHARES.

PROPOSAL THREE – APPROVAL OF AMENDMENTS TO THE VOTING RIGHTS OF HOLDERS OF SERIES A-1 PREFERRED STOCK PURSUANT TO THE REINCORPORATION DOCUMENTS

Voting in General by Holders of Series A-1 Preferred Stock

Section 15 of the Certificate of Designations of Series A-1 Preferred Stock (the “Certificate of Designations”) provides that:

“Each share of Series A-1 Preferred Stock shall entitle the Holder thereof to such number of votes as shall equal the number of shares of Common Stock issuable upon exercise of all Class A Warrants held by such Holder as of the record date for the applicable vote or consent.”

The parties to the Preferred Stock Purchase Agreement each recognize that the above described voting provision was a drafting error that did not accurately reflect the intent of the parties.  To correct this initial error in the Certificate of Designations, the parties have agreed to correctly reflect their understanding of this voting provision in the Amended and Restated Articles of Incorporation of Paradigm Nevada by revising the above voting provision to read as follows:

“Each share of Series A-1 Preferred Stock shall entitle the Holder to such number of votes as shall equal the quotient of (x) the total number of shares of Common Stock issuable upon exercise of all Class A Warrants then outstanding, divided by (y) the total number of shares of Series A-1 Preferred Stock then outstanding. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula, shall be disregarded.”

As a result of this voting provision being revised in the Amended and Restated Articles of Incorporation of Paradigm Nevada, following the Reincorporation, the holders of outstanding shares of Series A-1 Preferred Stock of Paradigm Nevada would, as of September 16, 2010, be entitled to an aggregate of  79,602,604 votes.  This would be substantially fewer votes than prior to the Reincorporation, however, such votes would represent approximately 62.73% of Paradigm Nevada’s outstanding voting shares immediately following the Reincorporation.

Section 7 of the Certificate of Designations provides that all shares of Series A-1 Preferred Stock are to be redeemed by the Company no later than February 9, 2012.  Following such redemption, the holders of Series A-1 Preferred Stock would not be entitled to any votes with respect to such shares.  The parties to the Preferred Stock Purchase Agreement each recognize that the above described redemption provision was a drafting error that did not accurately reflect the intent of the parties.

As a result, in connection with the revisions to the above described voting provisions, the parties to the Preferred Stock Purchase Agreement further agreed that the Amended and Restated Articles of Incorporation of Paradigm Nevada should include the following provision:

“Notwithstanding anything herein to the contrary, each Holder shall retain the right to hold one (1) share of Series A-1 Preferred Stock without regard to any rights of the Corporation to redeem, repurchase or repay any shares of Series A-1 Preferred Stock pursuant to any provision contained herein; provided, that in the event that a Holder holds only one (1) share of Series A-1 Preferred Stock then that share shall entitle the Holder to only the voting rights set forth in Section 15  with respect to such share and shall not entitle the Holder to any other rights hereunder except for rights accruing to such Holder as a result of such Holder’s ownership of Warrants or shares of Common Stock issuable upon exercise of Warrants.  Nothing in the foregoing sentence shall be construed to limit the rights that the Holder may be entitled to under Section 8 or Section 9.  Notwithstanding the foregoing, in the event that all Class A Warrants are no longer exercisable to purchase shares of Common Stock, then the Corporation may redeem such share of Series A-1 Preferred Stock for the Liquidation Price with respect to such share.”

As a result of the above revised provision, instead of the possibility of redeeming all shares of Series A-1 Preferred Stock and thereby completely eliminating the voting rights of the holders of Series A-1 Preferred Stock as of February 9, 2012, Paradigm Nevada would (subject to the other provisions of the Series A-1 Preferred Stock transaction documents) not be able to redeem all shares of Series A-1 Preferred Stock.  One share of Series A-1 Preferred Stock held by each holder of Series A-1 Preferred Stock would not be redeemable by Paradigm Nevada until all Class A Warrants were no longer exercisable to purchase shares of common stock.  As a result, until such time, the holders of Series A-1 Preferred Stock of Paradigm Nevada would continue to be entitled to an aggregate number of votes equal to the number of shares of common stock issuable upon exercise of the outstanding Class A Warrants.

The Amended and Restated Articles of Incorporation of Paradigm Nevada prescribe, in addition to the above described voting rights, following the Reincorporation, the holders of Series A-1 Preferred Stock to continue to have, among other rights, the rights set forth under Section 8 of the Certificate of Designations with respect to the election of directors and the rights set forth under Section 9 of the Certificate of Designations with respect to the occurrence of an Event of Default.  The Amended and Restated Articles of Incorporation of Paradigm Nevada provide that the ability of the holders of Series A-1 Preferred Stock to take control of the Board of Directors following an event of default pursuant to Section 9 of the Certificate of Designations is subject to the “Ownership Threshold” described under Proposal No. 4 below.

The Company believes that the holders of Paradigm Nevada common stock will benefit from the reduction in the total number of votes of the Series A-1 Preferred Stock.  The Company believes that the disadvantage of the proposal for common stockholders is that the holders of Series A-1 Preferred Stock will likely have the ability to vote their shares for a longer period of time.

Amendment of Provision in Certificate of Designations

Section 9(b) of the Certificate of Designations, subject to certain ownership limitations, provides that the Company may not take certain actions without the affirmative vote of Hale Capital.  Section 9(b)(ii) of the Certificate of Designations limits the Company’s ability to take certain corporate actions as follows:

“other than pursuant to Section 4.19 of the Purchase Agreement, sell, dispose of, license or transfer, directly or indirectly, any capital stock or any assets or property with a value, individually or in the aggregate (including all such sales, dispositions, licenses or transfers), equal to or greater than $100,000, or that are otherwise material to the Corporation or its business;”

The equivalent provision in the Preferred Stock Purchase Agreement reads substantially the same as the above, except that it also includes the parenthetical phrase “(including without limitation any payment of cash, capital stock and/or other consideration in connection with any settlement by or judgment against the Company or any Subsidiary)”.  In accordance with the terms of the Preferred Stock Purchase Agreement, the Amended and Restated Articles of Incorporation of Paradigm Nevada revise Section 9(b)(ii) of the Certificate of Designations to reflect the language in the Preferred Stock Purchase Agreement and to therefore read as follows:

“other than pursuant to Section 4.19 of the Purchase Agreement, sell, dispose of, license or transfer, directly or indirectly, any capital stock or any assets or property (including without limitation any payment of cash, capital stock and/or other consideration in connection with any settlement by or judgment against the Company or any Subsidiary) with a value, individually or in the aggregate (including all such sales, dispositions, licenses or transfers), equal to or greater than $100,000, or that are otherwise material to the Company or its business;”

The Company believes that this change should not materially affect the Company’s stockholders.

A copy of the Reincorporation Documents, including the Plan and Agreement of Merger, the Amended and Restated Articles of Incorporation and the Bylaws of Paradigm Nevada are attached hereto as Exhibits A, B and C, respectively, and manifest all of the above proposed revisions described above (the “Revisions”).

Vote Required For Approval of Proposal

Approval of the above described Revisions with respect to the voting rights of holders of Series A-1 Preferred Stock will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal No. 3. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGES IN THE VOTING RIGHTS OF THE SERIES A-1 PREFERRED STOCK AS PRESCRIBED BY THE REINCORPORATION DOCUMENTS.

PROPOSAL FOUR – APPROVAL OF CERTAIN RIGHTS GRANTED TO THE HALE ENTITIES IN THE CERTIFICATE OF DESIGNATIONS WITH RESPECT TO APPOINTING BOARD MEMBERS AND BOARD OBSERVERS

Pursuant to the terms of the Preferred Stock Purchase Agreement, the Company is seeking the approval of its shareholders of certain rights (the “Rights”) granted to the holders of Series A-1 Preferred Stock under the  Certificate of Designations and also included in the Amended and Restated Articles of Incorporation of Paradigm Nevada.  The Rights differ based on whether (i) an aggregate of not less than fifteen percent (15%) of the shares of the Company’s Series A-1 Preferred Stock purchased on February 27, 2009 are outstanding, (ii) Warrants to purchase an aggregate of not less than twenty percent (20%) of the Underlying Shares (as defined in the Certificate of Designations) issuable pursuant to all Warrants as of February 27, 2009 are outstanding or (iii) the holders of Series A-1 Preferred Stock own, in the aggregate, not less than fifteen percent (15%) of our common stock issuable upon exercise of all Warrants as of February 27, 2009 (collectively, the “Ownership Threshold”).

The Rights afford the holders of a majority of the then outstanding Series A-1 Preferred Stock (the “Majority Holders”), the exclusive right (following the Amendment Date) to:

•	elect two (2) directors to the Board of Directors and elect one (1) observer to the Board of Directors (an “Observer”) if the Ownership Threshold is met; or

•	elect one (1) director to the Board of Directors and elect one (1) Observer to the Board of Directors if the Ownership Threshold was not met.

The Majority Holders may elect to have an Observer be automatically appointed to the Board of Directors as a director (all of such directors appointed by the Majority Holders are referred to as, the “Series A-1 Directors”).  For example, if the Ownership Threshold is met and the Majority Holders have previously elected two directors to the Board of Directors, such holders may cause an Observer to become a third director.

Any vacancy in the position of any Series A-1 Director would be filled only by the holders of the Series A-1 Preferred Stock. The removal of any Series A-1 Director may only be affected by the holders of the Series A-1 Preferred Stock.  If at any time from and after the date following approval of Proposal Nos. 1, 2 and 4 (on which any applicable amended and restated articles of incorporation and/or such other applicable merger, organizational or charter documents are filed relating to such proposals (the “Amendment Date”)), the Majority Holders elect to convert an Observer to a Series A-1 Director and there are greater than four (4) directors on the Board of Directors at such time, the Majority Holders may elect to remove a director from the Board of Directors (other than a Series A-1 Director) such that, after the Observer becomes a director, the Board of Directors would consist of five (5) directors.  All of these Rights are subject to a Side Letter Agreement among the Hale Entities dated as of the date of the Preferred Stock Purchase Agreement as described below (the “Side Letter”).

The Side Letter, among other things, grants Hale Capital the authority to designate the directors and Observers to be elected by the Majority Holders of the Series A-1 Preferred Stock pursuant to the Certificate of Designations and to exercise any other rights of the Majority Holders described in this Proposal No. 4.  The Side Letter further provides certain Board of Directors observer rights to Hale Capital.  Any Observer appointed by Hale Capital will be allowed to attend all meetings of the Board of Directors in a non-voting capacity.  In connection with each such Observer’s attendance, the Company will give the Observer copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to the Board of Directors prior to any such meeting.   The Company agreed that if Hale Capital or the Observer so requests, neither the Company nor any other person acting on its behalf will provide the Observer with any information that the Company believes constitutes material non-public information.

If the Rights are approved, pursuant to the Certificate of Designations and the Side Letter, Hale Capital would have the right to elect at least a majority of the members of the Board of Directors.  Martin Hale is a director of the Company and Chief Executive Officer of Hale Capital and Chief Executive Officer and sole owner of Hale Fund Management, LLC, the managing member of EREF.

For a more complete description of the sale of the Company securities to Hale Capital and EREF and the subsequent amendment Preferred Stock Purchase Agreement, please see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 3, 2009 and June 2, 2010.

The Company is required to submit this Proposal No. 4 to its shareholders for approval pursuant to the terms of the Preferred Stock Purchase Agreement.  The approval of the Rights may limit the number of Directors that holders of the Company common stock will have the ability to elect to the Board of Directors and Hale Capital would have the right to remove certain directors elected by holders of the Company’s common stock in the manner described above.  The Hale Entities ability to appoint a majority of the members to the Board of Directors allows this group to appoint management of the Company and take other actions with respect to the operations and business of the Company.

We believe the best interests of the Company and its shareholders will be served by approving the Rights in accordance with the terms of the Preferred Stock Purchase Agreement.  If the Company’s shareholders fail to approve Proposal No. 4, the Company has agreed pursuant to the Preferred Stock Purchase Agreement to (1) hold an additional special meeting of shareholders to consider Proposal No. 4 and (2) engage a nationally recognized proxy solicitation firm to assist the Company in obtaining the necessary shareholder votes to approve Proposal No. 4.  Until Proposal No. 4 is approved by the Company’s shareholders, Hale Capital will not have (1) any observer rights with respect to Board of Director meetings or (2) additional rights with respect to the appointment of members of the Board of Directors.

Following the approvals of Proposal No. 1, Proposal No. 2, Proposal No. 3 and Proposal No. 4 and the consummation of the Reincorporation, Hale Capital would have the right to elect at least a majority of the members of the Board of Directors of Paradigm Nevada and the Hale Entities would beneficially own approximately 78% of the outstanding shares of Paradigm Nevada’s common stock.

Required Vote for Approval of Proposal

Approval of the above described Rights of the Hale Entities in the Certificate of Designations will require that the votes cast by holders of our common stock and Series A-1 Preferred Stock (voting as a single class) in favor of such action exceed the votes cast opposing the action.

Shareholders may (1) vote “FOR,” (2) vote “AGAINST” or (3) “ABSTAIN” from voting on Proposal No. 4. Broker non-votes are not considered to be votes cast and therefore will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RIGHTS GRANTED TO THE HALE ENTITIES IN THE CERTIFICATE OF DESIGNATIONS.

PROPOSAL FIVE – ELECTION OF DIRECTORS

Under the Company’s Bylaws, members of the Board of Directors are elected at an annual or special meeting of shareholders.  Directors are elected by the shareholders of the Company entitled to vote thereon. Members of the Board of Directors are elected by a plurality of the votes cast by such shareholders. Elected Directors serve until the next annual or special meeting of the shareholders where their successors have been duly elected and qualified.

The Board of Directors has nominated Martin M. Hale, Jr., Raymond A. Huger, Peter B. LaMontagne and John A. Moore as Director-Nominees, and each has consented to serve if elected by the Company’s shareholders.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of August 11, 2010 with respect to the directors and executive officers of the Company.

Name	Age	Position with the Company
Raymond A. Huger	63	Chairman of the Board of Directors
Peter B. LaMontagne	43	President, Chief Executive Officer (“CEO”) and Director
Richard Sawchak	35	Senior Vice President and Chief Financial Officer
Anthony Verna	43	Senior Vice President, Strategy and Business Development
Robert Boakai	41	Vice President, Enterprise Solutions
Martin M. Hale, Jr.	38	Director
John A. Moore	56	Director

Raymond A. Huger, Chairman of the Board - Mr. Huger has served as Chairman of the Board of the Company since 2004 and was Chief Executive Officer of the Company from 2004 to May 2006. Since 2007, Mr. Huger has served as the Chairman and Chief Executive Officer of Paradigm Solutions International, which provides IT and software solutions to the commercial market. Mr. Huger has more than 30 years of experience in business management, information technology, and sales/marketing and technical support services. He established Paradigm Solutions Corporation in 1991 following a successful 25-year career with IBM, beginning as a Field Engineer and holding a variety of challenging technical support, sales/marketing and executive management positions. Prior to his early retirement from IBM, he was a Regional Manager, responsible for the operations of several IBM Branch offices that generated over $500 million dollars in annual revenue. Mr. Huger has a Bachelor’s Degree (BA) from Bernard Baruch College and a Master’s Degree (MBA) from Fordham University.

Mr. Huger's Prior Five Year History:	2007 – Present, Chairman, CEO of Paradigm Solutions International Inc.
2004 - 2006, Chairman and CEO, Paradigm Holdings, Inc.

Peter B. LaMontagne, President, CEO and Director - Mr. LaMontagne has served as President, Chief Executive Officer and as a director of the Company since May 2006. From April 1999 to May 2006, Mr. LaMontagne served as Senior Vice President of ManTech International Corporation, an information technology provider to the federal government with annual revenue of approximately $1 billion. While at ManTech, he played a lead role in strategic planning, acquisitions and execution of the company’s growth strategy, including supporting the IPO and follow-on offering in 2002. Most recently, he served as Senior Vice President of ManTech Information Systems and Technology where he had profit and loss responsibility for a government wide practice area focused on information assurance and information technology systems life cycle management. Prior to joining ManTech, Mr. LaMontagne served as a U.S. Foreign Service Officer, specializing in East Asian political and economic affairs. He graduated magna cum laude from Bowdoin College in Brunswick, Maine where he majored in Government/Legal Studies and Classics.

Mr. LaMontagne's Prior Five Year History:	2006 - Present, President, CEO and Director, Paradigm Holdings, Inc.
1999 - 2006, Senior Vice President, ManTech International Corporation

Richard P. Sawchak, Senior Vice President and Chief Financial Officer - Mr. Sawchak has served as Senior Vice President and Chief Financial Officer of the Company since September 2005. From September 2003 to September 2005, he served as Director of Global Financial Planning & Analysis at GXS, Inc., a managed services company. At GXS, he was responsible for managing a global finance organization focused on improving business performance. From August 2000 to August 2003, he was the Director of Finance and Investor Relations at Multilink Technology Corporation, a manufacturer of advanced-mixed-signal integrated circuits and VLSI products. Mr. Sawchak has also held senior management positions at Lucent Technologies, Inc. and graduated in the top of his class from Lucent’s financial leadership program. He holds a Master’s Degree from Babson College and a Bachelor’s Degree in Finance from Boston College, where he graduated summa cum laude.

Mr. Sawchak's Prior Five Year History:	2005 - Present, Senior Vice President and Chief Financial Officer, Paradigm Holdings, Inc.
2003 - 2005, Director of Global Financial Planning and Analysis, GXS, Inc.

Anthony Verna, Senior Vice President of Strategy and Business Development – Mr. Verna has served as a Senior Vice President of the Company since 2006. Mr. Verna served as a Senior Vice President at US. ProTech Corporation from April 2005 to November 2006 and as a Vice President at ManTech International Corporation from December 2000 to April 2005. Mr. Verna has over 16 years of federal government IT industry experience in both solutions sales and operations. A U.S. Navy veteran, Mr. Verna has extensive experience with information technology programs and enterprise systems, including comprehensive security solutions.

Mr. Verna's Prior Five Year History:	2006 – Present, Senior Vice President, Paradigm Holdings, Inc.
2005 – 2006, Senior Vice President, US. ProTech Corporation
2000 – 2005, Vice President, ManTech International Corporation

Robert Boakai, Vice President of Enterprise Solutions – Mr. Boakai has served as Vice President of Enterprise Solutions of the Company since 2007. From August 2006 to March 2007, Mr. Boakai served as a Director of Information Technology at Datatrac Information Services Inc., a logistics solutions company, where he developed and implemented the strategic direction of Datatrac’s corporate IT department. From March 2004 to July 2006, Mr. Boakai served as a Senior Systems Engineer at Apptis, a federal systems integrator, where he implemented and managed complex infrastructure solutions in support of ongoing technical initiatives. From December 1999 to March 2004, Mr. Boakai served as a Vice President at JenXSystems Inc. While at JenXSystems, he played a key role in implementing and managing infrastructure and multimedia solutions in federal space. Mr. Boakai holds a Bachelor's degree in Computer Science from the University of Maryland and a Master's degree in Systems Engineering from Johns Hopkins University.

Mr. Boakai’s Prior Five Year History:	2007 – Present, Vice President, Paradigm Holdings, Inc.
2006 – 2007, Director, Computer Sciences Corporation
2004 – 2006, Senior Systems Engineer, Apptis Inc.

Martin M. Hale, Jr., Board Member – Martin M. Hale, Jr. has served as a director since April 13, 2009.  From July 2007 to the present, Mr. Hale has served as the Chief Executive Officer and Portfolio Manager of Hale Capital Partners, L.P., a private equity firm and a shareholder of the Company, and its affiliates.  Prior to forming Hale Capital Partners, L.P., Mr. Hale was a Managing Director of Pequot Ventures, which he joined in 1997 as a founding team member.  He served as a member of the Investment and Operating Committees of Pequot Ventures from 2002 to 2007.  Prior to joining Pequot Ventures, Mr. Hale was an associate with Geocapital Partners, an early stage venture capital firm.  Prior to Geocapital Partners, Mr. Hale was an analyst in information technology M&A at Broadview International.  Mr. Hale earned a B.A. from Yale University, cum laude with distinction, in 1994.  Selected prior board memberships have included: Analex, Inc., a publicly-traded federal IT services company that sold to QinetiQ Group PLC; Flarion Technologies, which was sold to Qualcomm; Celiant Corporation which was sold to Andrew Corporation; and Aurora Flight Sciences.

Mr. Hale's Prior Five Year History:	2007 – Present, Chief Executive Officer and Portfolio Manager of Hale Capital Partners, L.P.
1997 – 2007, founding team member, member of Investment and Operating Committee and Managing Director, Pequot Ventures

John A. Moore, Board Member – Mr. Moore has served as a director of the Company since April 2005. Mr. Moore has more than 30 years experience in private and public company management for information technology firms. He is the former Executive Vice President and CFO of ManTech International and was directly involved in taking ManTech public in 2002 as well as facilitating a secondary offering. Mr. Moore has extensive experience in strategic planning, corporate compliance, proposal preparation and pricing and SEC reporting. He has a deep knowledge of federal government contracting and financial management. Mr. Moore currently serves or has served as a board member for Horne International, Inc., MOJO Financial Services Inc. and Global Secured Corporation. Mr. Moore is also a former member of the Board of Visitors for the University of Maryland’s Smith School of Business. Mr. Moore has an MBA degree from the University of Maryland and a B.S. degree in accounting from LaSalle University.

Mr. Moore's Prior Five Year History:	2006 – Present, Chairman of the Board, MOJO Financial Services, Inc.
2005 – 2007, Board Member, Global Secure Corporation
2003 – 2004, Executive Vice President, ManTech International Corporation

DIRECTOR QUALIFICATIONS AND EXPERIENCE.

The following table identifies some of the experience, qualifications, attributes and skills that the Board considered in making its decision to appoint and nominate directors to the Board. This information supplements the biographical information provided above. The vertical axis displays the primary factors reviewed by the Board in evaluating a board candidate.

Experience, Qualification, Skill or Attribute	Huger	LaMontagne	Moore	Hale
Professional standing in chosen field	x	x	x	x
Expertise in technology or related industry	x	x	x	x
Other public company experience		x	x
Diversity by race, gender or culture
Specific skills/knowledge:
-technology	x	x	x	x
-governance		x	x

NOMINATION CRITERIA

Members of the Company’s Board of Directors were nominated to serve as directors based on reasons that included, among others, their experience with the Company and its industry, diversity, business and finance experience and the Company’s contractual obligations.

FAMILY RELATIONSHIPS

There is no family relationship between any of our officers or directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

In the past ten years no director or person nominated to become a director or executive officer of the registrant: (1) has had a petition under the Federal bankruptcy laws or any state insolvency law filed by or against him, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; (2) has been convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; (iii) or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3 of this section, or to be associated with persons engaged in any such activity; (5) has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; (6) has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CODE OF ETHICS

We adopted a Code of Ethics applicable to our entire executive team, including our principal executive officer, principal financial officer and principal accounting officer, which is a “code of ethics” as defined by applicable rules of the SEC. Our Code of Ethics was filed as an exhibit to a Registration Statement on Form SB-2 dated February 11, 2005.  Our Code of Ethics can be found on our website at www.paradigmsolutions.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on information provided to the Company, we believe that all of the Company’s directors, executive officers and persons who own more than ten percent of our common stock were in compliance with Section 16(a) of the Exchange Act during the last fiscal year except (1) Richard Sawchak,  John A. Moore and Peter B. LaMontagne, each filed a late Form 4 with respect to their exchange of shares of Series A Preferred Stock for shares of common stock, (2) Francis X. Ryan filed a late Form 4 with respect to the redemption of shares of Series A Preferred Stock held by Mr. Ryan by the Company, (3) Anthony Verna and Robert Bokai filed late Form 3’s with respect to their status as executive officers of the Company and (4) Martin Hale filed a late Form 3 with respect to his appointment to the Company’s Board of Directors.

LEADERSHIP STRUCTURE

Currently, we separate the roles of Chairman of the Board of Directors and Chief Executive Officer. Separating these roles allows our CEO to focus on the day-to-day management of our business and our Chairman, a non-management director, to lead the Board and focus on providing advice and independent oversight of management. Given the time and effort that is required of each of these positions and our preference to have a non-management director lead our Board, we currently believe it is best to separate these roles.

THE BOARD’S ROLE IN RISK OVERSIGHT

The Board oversees our shareholders’ interest in the long-term health and the overall success of the Company and its financial strengths. The full Board is actively involved in overseeing risk management for the Company. It does so in part through discussion and review of our business, financial and corporate governance practices and procedures. The Board, as a whole, reviews the risks confronted by the Company with respect to its operations and financial condition, establishes limits of risk tolerance with respect to the Company’s activities and ensures adequate property and liability insurance coverage.

Because of the role of the Board in the risk oversight of the Company, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to the Company’s operations. The Board recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations, and while the Board believes its current leadership structure enables it to effectively manage such risks, it was not the primary reason the Board selected its current leadership structure over other potential alternatives. See the discussion under the heading “— Board Leadership Structure” above for a discussion of why the Board has determined that its current leadership structure is appropriate.

AUDIT COMMITTEE

The Audit Committee of our Board of Directors recommends selection of independent public accountants to our Board of Directors, reviews the scope and results of the year-end audit with management and the independent auditors, reviews our accounting principles and our system of internal accounting controls and reviews our annual and quarterly reports before filing with the SEC. The current members of the Audit Committee are John A. Moore (Chair), Raymond Huger and Martin Hale.  During the fiscal year ended December 31, 2009, prior to their resignations from the Board of Directors, Francis X. Ryan and Edwin M. Avery also served on the Audit Committee.  Mr. Ryan and Mr. Avery met the criteria for audit committee independence specified in the Marketplace Rules of the Nasdaq Stock Market.  None of Messrs. Moore, Huger or Hale meet the criteria for audit committee independence specified in the Marketplace Rules of the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Moore is an “audit committee financial expert” as defined by Item 407 of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee met four times during 2009. The Audit Committee has a written charter which can be found on our website (www.paradigmsolutions.com).

COMPENSATION COMMITTEE

The Compensation Committee is responsible for (1) overseeing the Company’s compensation plans; (2) reviewing and approving the compensation of the Company’s executive officers; (3) administering the stock option/incentive based plans; (4) formally reviewing and evaluating the performance of the Chief Executive Officer; (5) developing, implementing and administering the Company’s succession planning process; and (6) preparing any report on executive compensation required by the rules and regulations of the Securities and Exchange Commission.  The Compensation Committee performs its duties, where appropriate, in consultation with the Company’s Chief Executive Officer, Vice President of Human Resources and Chief Financial Officer.  The Company and the Compensation Committee has engaged Compensation Strategies, Inc., a compensation consulting firm, to provide guidance with respect to the compensation of the Company’s executive officers.  The current members of the Compensation Committee are Martin Hale (Chair), John A. Moore and Raymond Huger. The Compensation Committee met one time during 2009.  The Compensation Committee has a written charter which can be found on our website (www.paradigmsolutions.com).

GOVERNANCE AND NOMINATING COMMITTEE

The Governance and Nominating Committee is responsible for identifying and recommending individuals to the Board of Directors for nomination as members of the Board of Directors and its committees and developing and recommending to the Board of Directors a set of governance principals applicable to the Company.  The committee does not have an express policy with regard to the consideration of director candidates recommended by the Company’s shareholders because the committee believes it can adequately evaluate any such nominees on a case-by-case basis. The committee will consider director candidates proposed in accordance with the procedures set forth below under “Proposals for Shareholders for the Next Annual Meeting,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the committee does not currently have formal minimum criteria for nominees, nor a formal policy with regard to the consideration of diversity in identifying director nominees, factors considered by the committee in nominating candidates include, among others, a candidate’s diversity, whether a candidate has a general understanding of marketing, finance, the information technology industry, the Company’s business and other elements relevant to the success of the Company.  The current members of the Governance and Nominating Committee are Raymond Huger (Chair) and Martin Hale.  The Governance and Nominating Committee did not meet during 2009.  The Governance and Nominating Committee has a written charter which can be found on our website (www.paradigmsolutions.com).

MEETINGS

The Board of Directors held six meetings during the Company's fiscal year ended December 31, 2009. Each member of the Board of Directors during the fiscal year ended December 31, 2009 attended more than seventy-five percent (75%) of the total of meetings of the Board of Directors and the committees of which he was a member.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at its annual meeting, the Company encourages directors to attend, but recognizes that circumstances may prevent attendance from time to time. The Company did not hold an annual meeting last year.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders and other interested parties can communicate with the Board of Directors by mailing their communications to: Board of Directors, Paradigm Holdings, Inc., 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20850.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; CHANGE OF CONTROL

Preferred Stock Exchange Agreement

On February 27, 2009, pursuant to a Preferred Stock Exchange Agreement dated as of the same date (the “Exchange Agreement”) among the Company and Peter LaMontagne, Richard Sawchak, John A. Moore and Annedenise Moore and FTC Emerging Markets (the “Former Series A Holders”), each of the Former Series A Holders exchanged all shares of the Company’s Series A Preferred Stock held by such holders for an aggregate of 21,794,874 shares of our common stock. The Exchange Agreement provides that the Company is to offer each Former Series A Holder an opportunity to purchase its pro rata share of certain securities that may be sold by the Company in the future. In addition, the Exchange Agreement provides for the issuance of additional shares of common stock to the Former Series A Holders under certain circumstances. The Exchange Agreement also provides the Former Series A Holders with piggy back registration rights with respect to the shares of common stock issued pursuant to the Exchange Agreement. Peter LaMontagne is the President and CEO of the Company and a member of the Board of Directors, Richard Sawchak is the Company’s Senior Vice President and Chief Financial Officer, and John A. Moore is a member of the Board of Directors.  As of September 16, 2010, each of Peter B. LaMontagne, John A. Moore and FTC Emerging Markets beneficially owned 6.36%, 15.50% and 30.99%, respectively, of our outstanding common stock.

On May 19, 2009, the SEC filed a civil injunctive action charging Guillermo David Clamens, FTC Capital Markets, Inc., FTC Emerging Markets, also d/b/a FTC Group, and Lina Lopez, an FTC employee, with various violations of the securities laws. A copy of the complaint is available at http://www.sec.gov/litigation/complaints /2009/comp21052.pdf.

Preferred Stock Redemption Agreement

On February 27, 2009, pursuant to a Preferred Stock Redemption Agreement dated as of the same date among the Company, USA Asset Acquisition Corp. and Semper Finance, Inc. (the “Additional Former Series A Holders”), the Company redeemed all shares of the Company’s Series A Preferred Stock held by such Additional Former Series A Holders for an aggregate of approximately $111,000. Francis X. Ryan, a former member of the Board of Directors, is the President of each of the Additional Former Series A Holders.

Sale of Series A-1 Preferred Stock

On February 27, 2009, pursuant to the terms of the Preferred Stock Purchase Agreement, the Company completed the sale, in a private placement transaction, of 6,206 shares of Series A-1 Preferred Stock, Class A Warrants to purchase up to an aggregate of approximately 79.6 million shares of common stock at an exercise price equal to $0.0780 per share and Class B Warrants to purchase up to an aggregate of approximately 69.1 million shares of common stock at an exercise price of $0.0858 per share to the Hale Entities.  The Company received gross proceeds of approximately $6.2 million from the private placement.  Martin Hale, a member of the Board of Directors, is the Chief Executive Officer of each of Hale Capital and Hale Fund Management, LLC, the managing member of EREF PARA.

In connection with the purchase of the securities described above, the Hale Entities obtained the right to appoint up to a majority of the members of the Board of Directors.  Immediately following the transactions discussed above, the Hale Entities beneficially owned an aggregate of 5.8% of the common stock of the Company (based on a determination of beneficial ownership pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), and which amount is subject to increase to approximately 78% of the common stock of Paradigm Nevada upon the filing of appropriate merger documents in the States of Wyoming and Nevada to consummate the Reincorporation.  In the event the Hale Entities exercise their right to appoint a majority of the Board of Directors, the holders of the common stock shall no longer have the ability to elect a majority of the Board of Directors.

In connection with the issuance of the Company’s Series A-1 Preferred Stock certain shareholders of the Company representing approximately 76% of the common stock entitled to vote at the Special Meeting agreed to vote in favor of Proposal No. 1, Proposal No. 2 and Proposal No. 4 described in this proxy statement.  The votes of such shareholders would be sufficient to approve Proposal No. 1, Proposal No. 2 and Proposal No. 4.

DISA Contract and Related Transactions

On April 8, 2010, the U.S. General Services Administration (the “GSA”) notified Paradigm Solutions Corporation (“PSC”), the wholly-owned subsidiary of the Company, that PSC had been awarded a contract by the GSA in connection with a project entitled “St. Louis, MO 63120-1703, Building 103, Federal Center (MO0606AF), 4300 Goodfellow GS-07F-0238V/GS-P-06-10-GZ-0003 – DISA UPS and Electrical Upgrades (B0904795) (the “GSA Award”).”

The GSA Award represents a prime contract to provide Uninterruptible Power Supply (“UPS”) Systems and electrical upgrades to the Defense Information Systems Agency (“DISA”).  PSC will be responsible for the upgrade and replacement of the existing electrical distribution for the Defense Enterprise Computing Center in St. Louis, Missouri.

As the prime contractor, PSC will analyze the existing infrastructure in order to design and implement a new system in accordance with DISA facility standards.  The primary function of the UPS system is to provide electrical power to critical data center loads during utility outages. The amount of the GSA Award is approximately $11,000,000 over a one-year period of performance, while additional options could increase the value of the GSA Award by over $1,000,000, if exercised by the GSA.

The GSA Award was contingent on PSC providing certain performance/payment bonds to the GSA (the “Performance Bond”).  The Performance Bond was executed on May 27, 2010 by Fidelity and Deposit Company of Maryland in the amount of $10,966,551.46.  The Performance Bond premium was $219,331.

On May 26, 2010 (the “Closing Date”), the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Hale Capital and EREF (EREF and Hale Capital are referred to together as, the “Purchasers”) and consummated the issuance and sale of Senior Secured Subordinated Promissory Notes with an aggregate principal amount of $4,000,000 (the “Notes”) to the Purchasers, for an aggregate purchase price of $4,000,000, pursuant to such agreement.  In addition, the Company issued 3,428,571 shares (the “Fee Shares”) of the Company’s common stock to the Purchasers, at a purchase price of $0.086 per share, in lieu of a cash payment owed by the Company to the Purchasers with respect to the financing fee in connection with the transactions contemplated by the Securities Purchase Agreement.  The Company used the net proceeds from the sale of the Notes as security for the issuance of a letter of credit to secure the Performance Bond.

The Notes accrue interest at a rate of 6.00% per annum.  The Notes mature on May 26, 2011 (the “Maturity Date”).  The Purchasers may require the Company to redeem all or any portion of the Notes prior to the Maturity Date in connection with an “Event of Default,” “Change of Control” or “Sale” (each as defined in the Notes). From and after the incurrence of an “Event of Default” the interest rate under the Notes automatically increases to 18.00%.  The Notes also contain, among other things, certain affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and restricted payments.  If the Company fails to redeem the Notes to the extent required pursuant to the terms of the Notes, then each holder of the Notes may elect to convert such holder’s Notes into common stock at a conversion price of  $0.086.

As an inducement for the Purchasers to acquire the Notes, the Company and each of its subsidiaries (the “Subsidiaries”) (Paradigm Nevada, PSC, Caldwell Technology Solutions LLC (“CTS”) and Trinity Information Management Services (“TIMS”)) entered into the following documents on May 26, 2010 with respect to the grant to the holders of Notes of security interests in all assets of the Company and the Subsidiaries (the “Collateral”):

(i)  a Security Agreement (the “Security Agreement”),

(ii)  a Copyright Security Agreement (the “Copyright Security Agreement”),

(iii)  a Trademark Security Agreement (the “Trademark Security Agreement”) and

(iv)  a Patent Security Agreement (the “Patent Security Agreement” and collectively with the Security Agreement, the Copyright Security Agreement and the Trademark Security Agreement, the “Security Agreements”).

The Security Agreements provide that the Purchasers are to have, subject to Permitted Liens (as defined in the Security Agreement), a first priority (or second priority, to the extent the Collateral is subject to a Permitted Lien with respect to the Senior Indebtedness (as defined in the Security Agreement)) security interest in the Collateral.  The Security Agreements also contain customary representations, warranties and covenants.

As a further inducement for the Purchasers to acquire the Notes, on May 26, 2010 each of the Subsidiaries entered into a Guaranty (the “Guaranty”) in favor of the Purchasers pursuant to which, among other things, the Subsidiaries guaranteed to the Purchasers the due and punctual satisfaction in full of the “Guaranteed Obligations” (as defined in the Guaranty).

As a condition to the consent of Silicon Valley Bank to the transactions contemplated by the Securities Purchase Agreement, on May 26, 2010, the Purchasers and Silicon Valley Bank entered into a Subordination Agreement (the “Subordination Agreement”) pursuant to which the Purchasers subordinated certain rights with respect to the Notes to certain outstanding indebtedness owed by the Company and the Subsidiaries to Silicon Valley Bank.  The Company and the Subsidiaries approved the terms of the Subordination Agreement.

On May 26, 2010, the Company and the Purchasers entered into the Amendment to Preferred Stock Purchase Agreement, to, among other things:

(i) grant registration rights to the Purchasers with respect to the Fee Shares;

(ii) restrict the exercisability of the Warrants until the earlier to occur of (x) August 31, 2010 (subsequently extended by the Amendment until November 1, 2010) and (y) the consummation of the merger of the Company with and into Paradigm Nevada;

(iii) limit the Company’s obligation to reserve shares with respect to the Warrants during such period;

(iv) exclude the Notes and Fee Shares from certain participation rights granted to the purchasers of securities under to the Preferred Stock Purchase Agreement; and

(v) amend the Company’s existing right to repurchase Series A-1 Preferred Stock for no additional consideration following the occurrence of certain events as provided in the Preferred Stock Purchase Agreement to exclude certain “Excluded Shares” (as defined in the Amendment) from such provision.

Each of Peter LaMontagne, Richard Sawchak and Robert Boakai, who are the Company’s President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and Vice President, Enterprise Solution, respectively, entered into Suspension of Exercise Agreements (the “Suspension of Exercise Agreements”) with the Company pursuant to which they agreed to not exercise options to purchase 500,000 shares, 200,000 shares and 50,000 shares of Common Stock, respectively, until after the date of the Reincorporation.

Amendment to Preferred Stock Purchase Agreement

On September __, 2010, the Company and the Purchasers entered into the Amendment, effective as of August 31, 2010, to, among other things: (i) restrict the exercisability of the Warrants until the earlier to occur of (x) November 1, 2010 and (y) the consummation of the Reincorporation; provided, that the foregoing restriction does not apply in the event of a Fundamental Transaction (as defined in the Warrants), and (ii) limit the Company’s obligation to reserve shares with respect to the Warrants during such period.

DIRECTOR INDEPENDENCE

John A. Moore, Martin Hale, Francis X. Ryan and Edwin Mac Avery are considered to be “ independent” as that term is defined by NASDAQ Listing Rule 5605. Mr. Ryan resigned from the Board effective April 1, 2009 and Mr. Avery resigned from the Board effective March 31, 2009. John A. Moore, Raymond Huger and Martin Hale are each members of the Company’s Audit Committee and none of Messrs. Moore, Huger or Martin meet the criteria for audit committee independence specified in NASDAQ Listing Rule 5605 and the Exchange Act.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended December 31, 2009 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended December 31, 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	Total ($)
Raymond Huger (1)	$62,000	--	--	$62,000
Francis X. Ryan (2), (6)	$12,156	--	--	$12,156
John A. Moore (3)	$39,052	--	--	$39,052
Edwin Mac Avery (4), (6)	$10,747	--	--	$10,747
Martin M. Hale, Jr. (5)	--	--	--	--

(1)	Mr. Huger did not have any option and stock awards outstanding at fiscal year end.
(2)	Mr. Ryan had options to acquire 40,000 shares of common stock outstanding at fiscal year end.
(3)	Mr. Moore had options to acquire 40,000 shares of common stock and 150,000 shares of restricted common stock outstanding at fiscal year end.
(4)	Mr. Avery had options to acquire 40,000 shares of common stock outstanding at fiscal year end.
(5)	Mr. Hale did not have any option and stock awards outstanding at fiscal year end.
(6)	Mr. Ryan resigned from the Board effective April 1, 2009 and Mr. Avery resigned from the Board effective March 31, 2009.

For the fiscal year ended December 31, 2009, non-employee directors, with exception of Mr. Hale, received an aggregate annual fee of $87,500 that is paid quarterly, a fee of $1,500 per meeting and received reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors. Board members who are members of the audit and compensation committee received $1,000 and $1,500, respectively, and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Committees of the Board of Directors. Mr. Hale does not receive any fees for his services as a director.

Required Vote for Election of Director

If you wish to vote for or withhold your vote from all nominees, please mark the corresponding box on your proxy card. If you do not wish your shares to be voted for a particular nominee, you should note that nominee’s name in the exception space provided on the proxy card. The election of directors is determined by a plurality of the votes cast.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FOUR DIRECTOR NOMINEES.

DESCRIPTION OF SECURITIES

Common Stock

Our Articles of Incorporation authorize the issuance of 50,000,000 shares of common stock, $0.01 par value per share. As of September 16, 2010, 47,296,598 shares of Paradigm’s common stock were issued and outstanding. The following description is a summary of the capital stock of Paradigm and contains the material terms of the capital stock. Additional information can be found in our Articles of Incorporation and Bylaws.

Each holder of our common stock is entitled to one vote per share of common stock standing in such holder’s name on our records on each matter submitted to a vote of our shareholders, except as otherwise required by law.  Holders of our common stock do not have cumulative voting rights so that the holders of more than 50% of the combined shares of our common stock voting for the election of directors, subject to the rights of the Series A-1 Preferred Stock, may elect all of the directors if they choose to do so and, in that event, the holders of the remaining shares of our common stock will not be able to elect any members to our Board of Directors. Subject to the rights of the Series A-1 Preferred Stock, holders of our common stock are entitled to equal dividends and distributions, per share, when, as and if declared by our Board of Directors from funds legally available. Holders of our common stock do not have preemptive rights to subscribe for any of our securities nor are any shares of our common stock redeemable or convertible into any of our other securities. If we liquidate, dissolve or wind up our business or affairs, our assets will be divided up pro-rata on a share-for-share basis among the holders of our common stock after creditors and preferred shareholders, if any, are paid.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 10,000,000 shares of preferred stock, $0.01 par value per share.  The Board of Directors has the authority to determine and establish, from time to time by duly adopted resolution, the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of preferred stock.

As of September 16, 2010, 6,206 shares of the Company’s preferred stock were designated Series A-1 Preferred Stock, of which 6,115.928 shares of Series A-1 Preferred Stock were issued and outstanding. Each share of Series A-1 Preferred Stock has an initial stated value of $1,000 per share (the “Stated Value”).

The holders of the Series A-1 Preferred Stock are entitled to receive cumulative dividends at the rate of 12.5% per annum, accruing on a daily basis and compounding monthly, with 40% of such dividends payable in cash (the “Cash Dividend”) and 60% of such dividends payable by adding such amount to the Stated Value per share of the Series A-1 Preferred Stock.  Based on the dividend accrued as of June 30, 2010, the Stated Value per share as of such date was $1,128.

Our Articles of Incorporation contemplate that in the event that the Company is unable to pay the Cash Dividend, under certain circumstances, the Company would with respect to the non-paid portion of such Cash Dividend, at the election of the applicable holder of shares of Series A-1 Preferred Stock, either increase the Stated Value of such holder’s shares of Series A-1 Preferred Stock or issue shares of common stock to such holder.

Upon the occurrence of a liquidation event (including certain fundamental transactions), the holders of the Series A-1 Preferred Stock are entitled to receive prior and in preference to the payment of any amounts to the holders of any other equity securities of the Company (the “Junior Securities”) (i) 125% of the Stated Value of the outstanding shares of Series A-1 Preferred Stock, (ii) all accrued but unpaid cash dividends with respect to such shares of Series A-1 Preferred Stock and (iii) the Repurchase Price (as defined below) with respect to all Warrants held by such holders.

The Certificate of Designations further provides that any shares of Series A-1 Preferred Stock outstanding as of February 9, 2012 are to be redeemed by the Company for their Stated Value plus all accrued but unpaid cash dividends on such shares (the “Redemption Price”).  In addition, on the last day of each calendar month beginning February 2009 through and including February 2010, the Company is required to redeem the number of shares of Series A-1 Preferred Stock obtained by dividing 100% of all Excess Cash Flow (as defined in the Certificate of Designations) with respect to such month by the Redemption Price applicable to the shares to be redeemed.  Further, on the last day of each month beginning March 2010 through and including January 2012, the Company shall redeem the number of shares of Series A-1 Preferred Stock obtained by dividing the sum of $50,000 plus 50% of the Excess Cash Flow with respect to such month by the Redemption Price applicable to the shares to be redeemed.  At anytime prior to February 9, 2012, the Company may redeem shares of Series A-1 Preferred Stock for 125% of the Stated Value of such shares plus all accrued but unpaid cash dividends for such shares.  As of August 11, 2010, no redemptions in respect of any Excess Cash Flow had been made.

The Certificate of Designations further provides that upon the occurrence of certain defined events of default each holder of Series A-1 Preferred Stock may elect to require the Company to repurchase any outstanding shares of Series A-1 Preferred Stock held by such holder for 125% of the Stated Value of such shares plus all accrued but unpaid cash dividends for such shares payable, at the holder’s election, in cash or common stock.  In addition, upon the occurrence of such event of default, the number of directors constituting the Board of Directors will automatically increase by a number equal to the number of directors then constituting the Board of Directors plus one and the holders of the Series A-1 Preferred Stock are entitled to elect such additional directors.

Each share of Series A-1 Preferred Stock entitles the holder to such number of votes as shall equal the number of shares of common stock issuable upon exercise of the Class A Warrants held by such holder as of the applicable record date.

Options

As of September 16, 2010, the Company had options outstanding to purchase 1,477,000 of common stock.  The exercise price of the options is either $0.20 or $0.30 per share.  Of the options outstanding, options to purchase 1,407,000 shares of common stock were vested as of September 16, 2010.  Each of Peter LaMontagne, Richard Sawchak and Robert Boakai, who are the Company’s President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and Vice President, Enterprise Solution, respectively, entered into Suspension of Exercise Agreements with the Company pursuant to which they agreed to not exercise options to purchase 500,000 shares, 200,000 shares and 50,000 shares of Common Stock, respectively, until after the date of the Reincorporation.

Warrants

On February 27, 2009, the Company issued to the Hale Entities Class A Warrants to purchase an aggregate of 79,602,604 shares of common stock at an exercise price of $0.0780 per share and Class B Warrants to purchase an aggregate of 69,062,248 shares of common stock at an exercise price of $0.0858 per share. Except for the exercise price and number of shares of common stock subject to the Warrants, the terms of the Class A Warrants and the Class B Warrants are substantially similar.  Until the Company’s Articles of Incorporation are amended to increase the number of shares of common stock authorized for issuance, the number of shares of our common stock available for issuance pursuant to the Warrants and all other outstanding options, warrants or other convertible securities  would be limited to 2,703,402 shares.  Notwithstanding the potential lack of available shares to be issued upon exercise, the Warrants will become fully exercisable after the earlier to occur of (x) November 1, 2010 and (y) the consummation of the Reincorporation (provided that the foregoing restriction does not apply in the event of a Fundamental Transaction) and the Company is required to reserve the appropriate number of shares for issuance pursuant to the Warrants by such date.

The Warrants expire seven (7) years from the date of issuance, which period, with respect to the Class A Warrants, is subject to extension for an additional seven (7) years if the Company has not met certain milestones.  The Warrants may be exercised for  cash or on a cashless exercise basis.  The Warrants are subject to full ratchet anti-dilution provisions and other customary anti-dilution provisions as described therein.  The Warrants further provide that in the event of certain fundamental transactions or the occurrence of an event of default under the Certificate of Designations that the holder of the Warrants may cause the Company to repurchase such Warrants for the purchase price specified therein (the “Repurchase Price”).

In addition to the Class A Warrants and Class B Warrants described above, as of September 16, 2010, warrants to purchase an additional 1,835,298 shares of common stock were outstanding.  These warrants consist of five-year warrants issued on July 25, 2007 for an aggregate of  232,733 shares of common stock at $1.20 per share and a warrant to purchase up to 1,602,565 shares of our common stock for an exercise price of $0.0780 per share.

Senior Secured Subordinated Promissory Notes

As of September 16, 2010, Senior Secured Subordinated Promissory Notes with an aggregate principal amount of $4,000,000 were held by the Purchasers.  The Notes accrue interest at a rate of 6.00% per annum.  The Notes mature on May 26, 2011.  The Purchasers may require the Company to redeem all or any portion of the Notes prior to the Maturity Date in connection with an “Event of Default,” “Change of Control” or “Sale” (each as defined in the Notes). From and after the incurrence of an “Event of Default” the interest rate under the Notes automatically increases to 18.00%.  The Notes also contain, among other things, certain affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and restricted payments.  If the Company fails to redeem the Notes to the extent required pursuant to the terms of the Notes, then each holder of the Notes may elect to convert such holder’s Notes into common stock at a conversion price of  $0.086.

Change of Control

The Certificate of Designations contains certain negative covenants that restrict the Company’s ability to consummate a change of control without the prior approval of Hale Capital.  The negative covenants require the prior approval of Hale Capital, for so long as the Ownership Threshold is met, in order for the Company to take certain actions, including, among others, (i) amending the Company’s Articles of Incorporation or other charter documents, (ii) liquidating, dissolving or winding-up the Company, (iii) merging with, consolidating with or acquiring or being acquired by, or selling all or substantially all of its assets to, any person, (iv) selling, licensing or transferring any capital stock or assets with a value, individually or in the aggregate, of $100,000 or more, (v) undergoing certain fundamental transactions, and (vi) certain issuances of capital stock.  In addition, as described above, the Series A-1 Preferred Stock is entitled to certain liquidation preferences and other rights that could discourage  a change of control of the Company.

EXECUTIVE COMPENSATION

The following table shows all the cash and non-cash compensation earned by the Company’s named executive officers during the fiscal years ended December 31, 2009 and 2008.  No restricted stock awards, long-term incentive plan payouts or other types of compensation, other than the compensation identified in the table below, were paid to these named executive officers during fiscal year 2009 or fiscal year 2008.  The Company did not grant any “Stock Awards” or “Option Awards” during fiscal year 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (8)	Bonus ($) (8)	Stock Awards (5) ($)	Option Awards (5), (6) ($)	All Other Compensation (7), (8) ($)	Total ($)
Peter LaMontagne (1)	2009	$327,000	$42,500	--	--	$12,255	$381,755
President and Chief Executive Officer	2008	$324,000	--	$130,000	$23,693	$14,535	$492,228
Richard Sawchak (2)	2009	$250,016	32,500	--	--	$10,875	$293,391
Senior Vice President and Chief Financial Officer	2008	$250,016	--	$35,000	$7,486	$10,275	$302,777
Anthony Verna (3)	2009	$250,016	$24,000	--	--	$12,535	$286,551
Senior Vice President, Strategy and Business Development	2008	$250,016	$7,500	$40,000	$2,695	$11,695	$311,906
Robert Boakai (4)	2009	$183,919	$24,000	--	--	$7,213	$215,132
Vice President, Enterprise Solution	2008	$179,669	--	$30,000	$1,995	$9,666	$221,330

(1)
Mr. LaMontagne was hired on May 15, 2006. His annual salary approved by the Compensation Committee of the Board of Directors (“Compensation Committee”) was $315,000 with an opportunity to earn an annual achievement bonus of $120,000 a year to be evaluated and paid annually. In addition, the Compensation Committee granted options to acquire 500,000 shares of common stock to Mr. LaMontagne with an exercise price of $2.50 per share subject to a three-year vesting period during fiscal year 2006. On October 21, 2008, the Compensation Committee approved a modification to reduce the exercise price of aforementioned options to $0.30 per share. On May 3, 2007 and October 21, 2008, the Compensation Committee granted 600,000 shares and 650,000 shares of restricted common stock, respectively, to Mr. LaMontagne. The restricted shares will vest on January 2, 2012 and January 2, 2013, respectively, and have no interim vesting.

(2)
Mr. Sawchak was hired on September 19, 2005. His annual salary was $200,000 with an opportunity to earn an annual bonus of $50,000. The Compensation Committee granted options to acquire 200,000 shares of common stock to Mr. Sawchak with an exercise price of $1.70 per share which vested immediately during fiscal year 2005. On October 21, 2008, the Compensation Committee approved a modification to reduce the exercise price of aforementioned options to $0.30 per share. On May 3, 2007 and October 21, 2008, the Compensation Committee granted 400,000 shares and 175,000 shares of restricted common stock, respectively, to Mr. Sawchak. The restricted shares will vest on January 2, 2012 and January 2, 2013, respectively, and have no interim vesting.

(3)
Mr. Verna was hired on December 18, 2006. His annual salary is $250,000 with an opportunity to earn incentive/bonus pay based on negotiated metrics. In addition, the Compensation Committee granted options to acquire 150,000 shares of common stock to Mr. Verna during fiscal year 2006 with an exercise price of $0.75 per share subject to a three-year vesting period. On October 21, 2008, the Compensation Committee approved a modification to reduce the exercise price of aforementioned options to $0.30 per share. On May 3, 2007 and October 21, 2008, the Compensation Committee granted 100,000 shares and 200,000 shares of restricted common stock, respectively, to Mr. Verna. The restricted shares will vest on January 2, 2012 and January 2, 2013, respectively, and have no interim vesting.

(4)
Mr. Boakai was hired on March 28, 2007. His annual salary is $150,000 and he is eligible for executive bonuses in the form of cash or stock options based on performance under the Management Incentive Plan. In addition, the Compensation Committee granted options in two equal installments to acquire 100,000 shares of common stock to Mr. Boakai during fiscal year 2007 with exercise prices of $0.80 and $0.84 per share, respectively, subject to a three-year vesting period. On October 21, 2008, the Compensation Committee approved a modification to reduce the exercise price of the aforementioned options to $0.30 per share. On October 21, 2008, the Compensation Committee granted 150,000 shares of restricted common stock to Mr. Boakai. The restricted shares will vest on January 2, 2013 and have no interim vesting.

(5)
The SEC’s disclosure rules previously required that the Company present stock award and option award information for 2008 based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year the Company could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, the recent changes in the SEC’s disclosure rules require that the Company now present the stock award and option award amounts in the applicable columns of the table above with respect to fiscal year 2008 on a similar basis as the fiscal 2009 presentation using the grant date fair value of the awards granted during the corresponding year (regardless of the period over which the awards are scheduled to vest). Since this requirement differs from the SEC’s past disclosure rules, the amounts reported in the table above for stock award and option awards in fiscal year 2008 differs from the amounts previously reported in the Company’s Summary Compensation Table for the year. As a result, each named executive officer’s total compensation amounts for fiscal year 2008 also differs from the amounts previously reported in the Company’s Summary Compensation Table for the year. These values have been determined under generally accepted accounting principles used to calculate the value of equity awards for purposes of the Company’s consolidated financial statements. For a discussion of the assumptions and methodologies used to calculate the amounts reported above, please refer to Notes 1 and 14 of the Notes to Consolidated Financial Statements for a further discussion of the Company’s share-based awards.

(6)	The amount reported is the incremental fair value of the aforementioned repricing on October 21, 2008.
(7)	See All Other Compensation chart below for amounts, which include perquisites and the Company matches on employee contributions to the Company’s 401(k) plan.
(8)	The amount in the “Salary”, “Bonus” and “All Other Compensation” columns of the Summary Compensation Table above is reported on an accrual basis.

Name	Year	Automobile Allowance	Life Insurance Premiums	Company 401(k) Match	Total
Peter LaMontagne	2009	--	$2,455	$9,800	$12,255
	2008	$3,000	$2,315	$9,220	$14,535
Richard Sawchak	2009	--	$1,075	$9,800	$10,875
	2008	--	$1,075	$9,200	$10,275
Anthony Verna	2009	--	$2,735	$9,800	$12,535
	2008	--	$2,495	$9,200	$11,695
Robert Boakai	2009	--	$3,245	$3,968	$7,213
	2008	--	$3,185	$6,481	$9,666

Employment Arrangements

Peter LaMontagne’s offer letter dated April 28, 2006 provides that if he is terminated from the Company for any reason other than “cause,” including a change in ownership control, he will be entitled to six months of severance pay at his then current salary.

Richard Sawchak’s offer letter dated June 28, 2007 provides that if he is terminated from the Company for any reason other than “cause,” including a change in ownership control, he will be entitled to six months of severance pay at his current salary along with full benefits.

Anthony Verna’s offer letter dated October 27, 2006 provides that if he is terminated from the Company for any reason other than “cause,” including a change in ownership control, he will be entitled to six months of severance pay at his then current salary.

Robert Bokai’s offer letter dated March 12, 2007 provides that if he is terminated from the Company for any reason other than “cause,” including a change in ownership control, he will be entitled to three months of severance pay at his then current salary.

Outstanding Equity Awards

The following table presents information regarding the outstanding equity awards held by each of the officers named in the Summary Compensation Table as of December 31, 2009.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($) (3)
Peter LaMontagne (4)	500,000	--	$0.30	5/15/2016	1,250,000	$62,500
Richard Sawchak (1), (4)	200,000	--	$0.30	12/14/2015	575,000	$28,750
Anthony Verna (4)	150,000	--	$0.30	12/18/2016	300,000	$15,000
Robert Boakai (4)	33,334	16,666	$0.30	5/2/2017	150,000	$7,500
	33,334	16,666	$0.30	8/1/2017

(1)	These options were granted on December 15, 2005 and vested immediately.
(2)
The Company modified the exercise price of the options granted prior to December 31, 2007 to $0.30 from the original exercise prices with other terms and condition remained unchanged on October 21, 2008.

(3)	Based on the closing market price of $0.05 at December 31, 2009.
(4)	The vesting dates for the option and stock awards granted are as below:

Name	Option Awards	Stock Awards
Peter LaMontagne	5/15/2009	1/2/2012; 1/2/2013
Richard Sawchak	12/15/2005	1/2/2012; 1/2/2013
Anthony Verna	12/18/2009	1/2/2012; 1/2/2013
Robert Boakai	5/3/2010; 8/2/2010	1/2/2013

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information about the beneficial ownership of our common stock as of September 16, 2010 by (i) each person who we know is the beneficial owner of more than 5% of the outstanding shares of our common stock (ii) each of our directors, (iii) each of the officers named in the Summary Compensation Table and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership Prior to the Special Meeting		Percentage of Common Stock Prior to the Special Meeting (2)	Amount and Nature of Beneficial Ownership of Paradigm Nevada After the Reincorporation (3)		Percentage of Common Stock of Paradigm Nevada After the Reincorporation (4)
FTC Emerging Markets Inc. 126 East 56th Street – Suite 3110 New York, New York 10022	14,657,883	(5)	30.94%	14,657,883		30.94%
Harry Kaneshiro	3,450,000	(6)	7.28%	3,450,000		7.28%
Peter LaMontagne	3,040,352	(7)	6.36%	3,040,352		6.36%
Richard Sawchak	2,065,352	(8)	4.35%	2,065,352		4.35%
Anthony Verna	450,000	(9)	*	450,000		*
Robert Boakai	250,000	(10)	*	250,000		*
Raymond Huger	9,894,719		20.92%	9,894,719		20.92%
John A. Moore	7,341,757	(11)	15.50%	7,341,757		15.50%
Martin Hale	3,428,571	(12)	7.25%	152,093,423	(13)	77.61%

All Directors and Executive Officers as a Group (7 persons)	26,470,751		59.38%	175,135,603		90.63%

*Less than 1%
(1)	Unless otherwise indicated, the address of each person listed above is the address of the Company, 9715 Key West Avenue, Third Floor, Rockville, Maryland, 20850.
(2)
Applicable percentage of ownership is based on 47,296,598 shares of common stock outstanding as of September 16, 2010 together with securities exercisable or convertible into shares of common stock within 60 days of September 16, 2010 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of September 16, 2010 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Assumes consummation of the Reincorporation and that the number of outstanding shares of common stock of Paradigm Nevada and outstanding securities exercisable or convertible into shares of common stock of Paradigm Nevada as of immediately after the Reincorporation will be the same as those set forth in the column titled “Amount and Nature of Beneficial Ownership Prior to the Special Meeting.”

(4)
Assumes consummation of the Reincorporation.  Applicable percentage of ownership assumes 47,296,598 shares of common stock of Paradigm Nevada outstanding immediately after the consummation of the Reincorporation and that the number of outstanding shares of common stock of Paradigm Nevada and  outstanding securities exercisable or convertible into shares of common stock of Paradigm Nevada as of immediately after the Reincorporation will be the same as those set forth in the column titled “Amount and Nature of Beneficial Ownership Prior to the Special Meeting” (except for shares subject to the Warrants).  Subject to such assumption, shares of Paradigm Nevada common stock subject to securities exercisable or convertible into shares of Paradigm Nevada common stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(5)
Based on information contained in the Form 4 filed by FTC Emerging Markets Inc. on March 3, 2009. Includes a warrant exercisable to purchase 83,000 shares of common stock within 60 days of September 16, 2010 and 5,000 shares held by FTC Capital Markets, Inc. an affiliated company of FTC Emerging Markets, Inc.  On May 19, 2009, the SEC filed a civil injunctive action charging Guillermo David Clamens, FTC Capital Markets, Inc., FTC Emerging Markets, also d/b/a FTC Group , and Lina Lopez, an FTC employee, with various violations of the securities laws. A copy of the complaint is available at http://www.sec.gov/litigation/complaints/2009/comp21052.pdf.

(6) Includes an option exercisable to purchase 100,000 shares of common stock within 60 days of August 11, 2010.
(7)
Includes (i) 1,250,000 shares of restricted common stock subject to vesting, (ii) a warrant exercisable to purchase 8,300 shares of common stock within 60 days of September 16, 2010, and (iii) an option exercisable to purchase 500,000 shares of common stock within 60 days of September 16, 2010 (which option is subject to the Suspension of Exercise Agreements).

(8)
Includes (i) 575,000 shares of restricted common stock subject to vesting, (ii) a warrant exercisable to purchase 8,300 shares of common stock within 60 days of September 16, 2010, and (iii) an option exercisable to purchase 200,000 shares of common stock within 60 days of September 16, 2010 (which option is subject to the Suspension of Exercise Agreements).

(9)	Includes (i) 300,000 shares of restricted common stock subject to vesting and (ii) an option exercisable to purchase 150,000 shares of common stock within 60 days of September 16, 2010.
(10)
Includes (i) 150,000 shares of restricted common stock subject to vesting and (ii) an option exercisable to purchase 100,000 shares of common stock within 60 days of September 16, 2010 (includes an option to purchase 50,000 shares of common stock which is subject to the Suspension of Exercise Agreements).

(11)
Includes (i) 150,000 shares of restricted common stock subject to vesting, (ii) a warrant exercisable to purchase 41,500 shares of common stock within 60 days of September 16, 2010, (iii) an option exercisable to purchase 40,000 shares of common stock within 60 days of September 16, 2010 and (iv) 6,410,257 shares that Mr. Moore holds as a joint tenant with his spouse.

(12)
Includes an aggregate of 3,428,571 shares of common stock held by the Hale Entities.  Does not include shares subject to the Warrants held by the Hale Entities.  See the description of the Warrants set forth above under “Description of Securities—Warrants”.  Mr. Hale is the Chief Executive Officer of each of Hale Capital and Hale Fund Management, LLC, the managing member of EREF PARA.  Mr. Hale disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(13)
Includes an aggregate of 3,428,571 shares of common stock held by the Hale Entities and 148,664,852 shares of Paradigm Nevada common stock issuable upon exercise of Warrants immediately following the consummation of the Reincorporation. Mr. Hale is the Chief Executive Officer of each of Hale Capital and Hale Fund Management, LLC, the managing member of EREF PARA.  Mr. Hale disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

AUDITORS

INDEPENDENT PUBLIC ACCOUNTANTS

It is anticipated that the Audit Committee will select Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

A representative of Grant Thornton will not be present at the Special Meeting and, accordingly, a representative of Grant Thornton will not have an opportunity to make a statement at the Special Meeting or be available to respond to questions at the Special Meeting.

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional services rendered by Grant Thornton LLP (“GT”) for fiscal year ended December 31, 2009 and GT, BDO Seidman, LLP (“BDO”) and Aronson & Company (“Aronson”) for fiscal year ended December 31, 2008.

	YEARS ENDED DECEMBER 31,
	2009	2008 (1)
Audit fees	$116,000	$323,700
Audit related fees (2)	$7,056	$12,781
Tax fees	$--	$--
All other fees	$--	$--
Total	$123,056	$336,481

(1)	2008 amount includes Audit fees paid GT of $282,000, BDO of $24,000 and Aronson of $17,700. 2008 amount also includes Audit related fees paid GT of $12,100 and Aronson of $681.
(2)	Audit related fees are out-of-pocket expenses incurred and such fees were all pre-approved by the Audit Committee.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee established a policy in 2005 to pre-approve all audit and permissible non-audit services provided by the independent auditor. The Audit Committee will approve of all permissible non-audit services consistent with SEC requirements.

1.
Audit services include audit work performed in the preparation of the Company’s consolidated financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the Company’s consolidated financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other fees are those associated with services not captured in the other categories.

Prior to future engagements, the Audit Committee will pre-approve these services by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board.  The current members of the Audit Committee are John A. Moore (Chair), Raymond Huger and Martin Hale.  During the fiscal year ended December 31, 2009, prior to their resignations from the Board of Directors, Francis X. Ryan and Edwin M. Avery also served on the Audit Committee.  Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The Company’s independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Grant Thornton, the Company’s independent auditors. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  These matters included a discussion of Grant Thornton’s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

On behalf of the Audit Committee:

Mr. John A. Moore
Mr. Raymond Huger
Mr. Martin M. Hale, Jr.

OTHER MATTERS TO BE ACTED UPON
AT THE SPECIAL MEETING OF SHAREHOLDERS

The management of Paradigm knows of no other matters to be presented at the Special Meeting. Should any matter requiring a vote of the shareholders other than those listed in this Proxy Statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

ADDITIONAL INFORMATION

Proposals of Shareholders for the Next Annual Meeting. Proposals of shareholders intended for presentation at the 2011 annual meeting must be received by Paradigm on or before September 4, 2010, in order to be included in the proxy statement and form of proxy for that meeting. Additionally, Paradigm must have notice of any shareholder proposal to be submitted at the 2011 Annual Meeting (but not required to be included in the Proxy Statement) by September 4, 2010, or such proposal will be considered untimely pursuant to Rule 14a-4 and Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

Proxy Solicitation Costs.  Paradigm is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by Paradigm. Officers and regular employees of Paradigm may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Paradigm will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference.

The following financial statements and other portions of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2010 (the “Form 10-Q”), which is being delivered to the shareholders with this proxy statement, are incorporated by reference herein:

•	Part I., Item 1. Condensed Consolidated Financial Statements;

•	Part I., Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II., Item I. Legal Proceedings.

The following financial statements and other portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”), which is being delivered to the shareholders with this proxy statement, are incorporated by reference herein:

•	Part I., Item 1. Business;

•	Part I., Item 2. Properties;

•	Part I., Item 3. Legal Proceedings;

•	Part II., Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities;

•	The consolidated financial statements of the Company and its subsidiaries appearing in Part IV, Item 15 to the Form 10-K and the notes thereto; and

•	Management’s discussion and analysis of financial condition and results of operations appearing in Part II, Item 7 of the Form 10-K.

In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, a manually signed copy of the report of Grant Thornton, as filed in the Form 10-K, is included below:

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Paradigm Holdings, Inc.
Rockville, MD

We have audited the accompanying consolidated balance sheets of Paradigm Holdings, Inc.  (a Wyoming corporation) and Subsidiaries ("the Company") as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. Our audits of the basic financial statements included the financial statement schedule listed in the index appearing under Item 15. The financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedule are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and schedule. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Paradigm Holdings, Inc. and Subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ Grant Thornton LLP

Baltimore, Maryland
March 30, 2010

Shareholders are urged to promptly execute and return the enclosed form of proxy in the envelope provided.

__________ ___, 2010	/s/ Peter B. LaMontagne
Rockville, Maryland	Peter B. LaMontagne
Chief Executive Officer

EXHIBIT A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER, dated September 16, 2010 (“Agreement”), is entered into between Paradigm Holdings, Inc., a Wyoming corporation (“Paradigm”), and Paradigm Holdings, Inc., a Nevada corporation (“Paradigm Nevada”).

RECITALS

A.          The respective Boards of Directors of Paradigm and Paradigm Nevada believe that the best interests of Paradigm and Paradigm Nevada and their respective shareholders will be served by the merger of Paradigm with and into Paradigm Nevada under and pursuant to the provisions of this Agreement and the Wyoming Business Corporation Act and the Nevada Revised Statutes (the “NRS”).

B.           Paradigm has an aggregate authorized capital of 60,000,000 shares of capital stock consisting of 50,000,000 shares of common stock, $0.01 value per share (“Paradigm Common Stock”) and 10,000,000 shares of preferred stock, $0.01 par value per share (“Paradigm Preferred Stock”), of which 6,206 are designated Series A-1 Senior Preferred Stock (“Paradigm Series A-1 Preferred Stock”). On September 16, 2010, there were 47,296,598 shares of Paradigm Common Stock issued and outstanding. On September 16, 2010, there are 6,206 shares of Paradigm Preferred Stock outstanding all of which were Paradigm Series A-1 Preferred Stock.

C.           Paradigm Nevada has an aggregate authorized capital stock of 260,000,000 shares of capital stock consisting of 250,000,000 shares of common stock, $0.01 par value per share (“Paradigm Nevada Common Stock”) and 10,000,000 shares of preferred stock, $0.01 par value per share (“Paradigm Nevada Preferred Stock”), of which 6,206 are designated Series A-1 Senior Preferred Stock (“Paradigm Nevada Series A-1 Preferred Stock”). On September 16, 2010, there are five (5) shares of Paradigm Nevada Common Stock issued to Paradigm and presently outstanding, and no shares of Paradigm Nevada Preferred Stock issued and outstanding.

AGREEMENT

In consideration of the Recitals and of the mutual agreements contained in this Agreement, the parties hereto agree as set forth below.

1.           Merger. Paradigm shall be merged with and into Paradigm Nevada (the “Merger”).

2.           Effective Date. The Merger shall become effective immediately upon the filing of Articles of Merger, in substantially the form attached hereto as Appendix A, with the Secretary of State of Wyoming in accordance with Wyoming Business Corporation Act and the filing of Articles of Merger, in substantially the form attached hereto as Appendix B, with the Secretary of State of Nevada in accordance with the NRS. The time of such effectiveness is hereinafter called the “Effective Date.”

3.           Surviving Corporation. Paradigm Nevada shall be the surviving corporation and shall continue to be governed by the laws of the State of Nevada. The separate corporate existence of Paradigm shall cease on the Effective Date.

4.           Articles of Incorporation. The Articles of Incorporation of Paradigm Nevada as they exist on the Effective Date shall be the Articles of Incorporation of Paradigm following the Effective Date, unless and until the same shall thereafter be amended or repealed in accordance with the laws of the State of Nevada.

5.           Bylaws. The Bylaws of Paradigm Nevada as they exist on the Effective Date shall be the Bylaws of Paradigm following the Effective Date, unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Nevada.

6.           Board of Directors and Officers. The members of the Board of Directors and the officers of Paradigm immediately prior to the Effective Date shall be the members of the Board of Directors and the officers of Paradigm Nevada following the Effective Date, and such persons shall serve in such offices for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

7.           Conversion of Outstanding Paradigm Stock.

                              (a)           Upon the Effective Date, each issued and outstanding share of Paradigm Common Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of Paradigm Nevada Common Stock, and each certificate representing shares of Paradigm Common Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Paradigm Nevada Common Stock as set forth in such certificate.  After the Effective Date, each holder of an outstanding certificate representing shares of Paradigm Common Stock shall surrender the same to Paradigm Nevada’s registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Paradigm Nevada Common Stock as are represented by the Paradigm certificate(s) surrendered to Paradigm Nevada’s registrar and transfer agent.

                              (b)           Upon the Effective Date, each issued and outstanding share of Paradigm Series A-1 Preferred Stock and all rights in respect thereto shall be converted into one fully paid and nonassessable share of Paradigm Nevada Series A-1 Preferred Stock, and each certificate representing shares of Paradigm Series A-1 Preferred Stock shall for all purposes be deemed to evidence the ownership of the same number of shares of Paradigm Nevada Series A-1 Preferred Stock as set forth in such certificate.  After the Effective Date, each holder of an outstanding certificate representing shares of Paradigm Series A-1 Preferred Stock shall surrender the same to Paradigm Nevada’s registrar and transfer agent for cancellation, and each such holder shall be entitled to receive in exchange therefor a certificate(s) evidencing the ownership of the same number of shares of Paradigm Nevada Series A-1 Preferred Stock as are represented by the Paradigm certificate(s) surrendered to Paradigm Nevada’s registrar and transfer agent.

8.           Stock Options, Warrants and Convertible Debt. Upon the Effective Date, each stock option, stock warrant, convertible debt instrument and other right to subscribe for or purchase shares of Paradigm Common Stock shall be converted into a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase the same number of shares of Paradigm Nevada Common Stock, and each certificate, agreement, note or other document representing such stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Paradigm Common Stock shall for all purposes be deemed to evidence the ownership of a stock option, stock warrant, convertible debt instrument or other right to subscribe for or purchase shares of Paradigm Nevada Common Stock.

9.           Rights and Liabilities. On and after the Effective Date, and all in the manner of and as more fully set forth in the NRS and the Wyoming Business Corporation Act, the title to all real estate and other property, or any interest therein, owned by each of Paradigm Nevada and Paradigm shall be vested in Paradigm Nevada without reversion or impairment; Paradigm Nevada shall succeed to and possess, without further act or deed, all estates, rights, privileges, powers, and franchises, both public and private, and all of the property, real, personal and mixed, of each of Paradigm Nevada and Paradigm without reversion or impairment; Paradigm Nevada shall be responsible and liable for all the liabilities and obligations of each of Paradigm Nevada and Paradigm; any claim existing or action or proceeding pending by or against Paradigm Nevada or Paradigm may be continued as if the Merger did not occur or Paradigm Nevada may be substituted for Paradigm in the proceeding; neither the rights of creditors nor any liens upon the property of Paradigm Nevada or Paradigm shall be impaired by the Merger; and Paradigm Nevada shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the Merger.

10.         Termination. This Agreement may be terminated and abandoned by action of the respective Boards of Directors of Paradigm Nevada and Paradigm at any time prior to the Effective Date, whether before or after approval by the shareholders of either or both of the parties hereto.

11.         Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Date; provided that an amendment made subsequent to the approval of this Agreement by the shareholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of Paradigm Nevada, or (c) change any other terms or conditions of this Agreement if such change would adversely affect the holders of any capital stock of either party hereto.

12.         Registered Office. The registered office of Paradigm Nevada in the State of Nevada is located at 10 Bodie Drive, Carson City, Nevada 89706.  The name of its Resident Agent is CorpDirect Agents, Inc. at such address.

13.         Inspection of Agreement. Executed copies of this Agreement will be on file at the registered office of Paradigm Nevada, as well as Paradigm Nevada’s principal place of business at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20852. A copy of this Agreement shall be furnished by Paradigm Nevada, on request and without cost, to any shareholder of either Paradigm Nevada or Paradigm.

14.         Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada.

15.         Service of Process. On and after the Effective Date, Paradigm Nevada agrees that it may be served with process in Wyoming in any proceeding for enforcement of any obligation of Paradigm Nevada or Paradigm arising from the Merger.

16.         Designation of Wyoming Secretary of State as Agent for Service of Process. On and after the Effective Date, Paradigm Nevada irrevocably appoints the Secretary of State of Wyoming as its agent to accept service of process in any suit or other proceeding to enforce the rights of any shareholders of Paradigm Nevada or Paradigm arising from the Merger. The Wyoming Secretary of State is requested to mail a copy of any such process to Paradigm Nevada at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland 20852, Attention: Peter B. LaMontagne, President.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority duly granted by their respective Board of Directors, has caused this Plan and Agreement of Merger to be executed, respectively, by its Chief Executive Officer.

PARADIGM HOLDINGS, INC.
a Nevada corporation

By:	/s/Peter B. LaMontagne
Name: Peter B. LaMontagne
Title: President

PARADIGM HOLDINGS, INC.
a Wyoming corporation

By:	/s/Peter B. LaMontagne
Name: Peter B. LaMontagne
Title: Chief Executive Officer

APPENDIX A

ARTICLES OF MERGER

OF

PARADIGM HOLDINGS, INC., a Wyoming corporation

INTO

PARADIGM HOLDINGS, INC., a Nevada corporation

(Pursuant to Section 17-16-1106 of the Wyoming Business Corporation Act)

1.
Paradigm Holdings, Inc., a Wyoming corporation (“Paradigm Wyoming”), shall merge with and into Paradigm Holdings, Inc., a Nevada corporation (“Paradigm Nevada”), with Paradigm Nevada continuing after the merger as the surviving corporation (the “Merger”).

2.
The Agreement and Plan of Merger dated September 16, 2010 between Paradigm Wyoming and Paradigm Nevada was duly approved by the both the holders of common stock of Paradigm Wyoming and the holders of Series A-1 Senior Preferred Stock of Paradigm Wyoming in the manner required by the Wyoming Business Corporation Act and Paradigm Wyoming’s Amended and Restated Articles of Incorporation, as amended.

3.	The participation of Paradigm Nevada in the Merger was duly authorized as required by the organic law of Paradigm Nevada.

4.	The Merger shall be effective on _________, 2010.

[Signature Page Follows]

IN WITNESS WHEREOF, Paradigm Holdings, Inc., a Nevada corporation, has executed the Articles of Merger as of the ___ day of _________, 2010.

PARADIGM HOLDINGS, INC., a
Nevada corporation

By:

Name:

Title:

APPENDIX B

ARTICLES OF MERGER

ROSS MILLER Secretary of State 204 North Carson Street Suite 1 Carson City, Nevada 89701-4620 (776) 684 5708 Website: www.nvsoa.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1)
Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are mora than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required Information for each additional entity.

Paradigm Holdings, Inc.
Name of merging entity
Wyoming	Corporation
Jurisdiction	Entity type

Name of merging entity

Jurisdiction	Entity type

Name of merging entity

Jurisdiction	Entity type

Name of merging entity

Jurisdiction	Entity type

and.

Paradigm Holdings. Inc.
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 69701-4820 (778) 684 6708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE PAGE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be lent by the Secretary of State of Nevada (If a foreign entity la the survivor In the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

☒	The undenlgned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)
Owner's approval (NRS 92A.200) (options a, b. or c must be used, as applicable, for each entity) (if there are more than four merging entitles, checkbox  ☐ and attach an 8 1/2" x 11" blank sheet containing the required Information lor each additional entity):

(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity. If applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanmd by appropriate fees.	Nevada Secretary of State 92A Merger Page 2
Revised 10-16-09

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Canon City, Nevada 89701-4620 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A 200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE

(b)	The plan was approved by the required consent of the owners of ":

Paradigm Holdings. Inc., a Wyoming corporation
Name of merging entity. If applicable

Name of merging entity, if applicable

Name of merging entity. if applicable

Name of merging entity. if applicable

and, or,

Paradigm Holdings, Inc., a Nevada corporation
Name of surviving entity. If applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners each business business trust that is a constituent entity in the merger

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Canon Street Suite 1 Canon City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Canon Street Suite 1 Canon City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6)	Location of Plan of Merger (check a or b):

☐	(a) The entire plan of merger is attached;

or,

☒
(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary ), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240)

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5 Revised: 10-16-09

ROSS MILLER Secretary of State 204 North Canon Street Suite 1 Canon City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

8)
Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Paradigm Holdings, Inc., a Wyoming corporation
Name of merging entity
X	President
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Name of merging entity
X
Signature	Title	Date

Paradigm Holdings. Inc.. a Nevada corporation
Name of surviving entity
X	President
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6 Revised: 10-16-09

EXHIBIT B
[See accompanying filed copy of Amended and Restated Articles of Incorporation]

B-1

EXHIBIT C

BYLAWS

OF

PARADIGM HOLDINGS, INC.

(a Nevada corporation)

ARTICLE 1.

OFFICES

1.1           Business Office.

The principal business office (“principal office”) of the corporation shall be located at any place either within or without the State of Nevada as designated in the corporation’s most current Annual Report filed with the Nevada Secretary of State.  The corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the corporation may require from time to time.  The corporation shall maintain at its principal office a copy of certain records, as specified in Section 2.14 of Article 2.

1.2           Registered Office.

The registered office of the corporation shall be located within Nevada and may be, but need not be, identical with the principal office, provided the principal office is located within Nevada.  The address of the registered office may be changed from time to time by the Board of Directors.

ARTICLE 2.
SHAREHOLDERS

2.1           Annual Shareholder Meeting.

The annual meeting of the shareholders shall be held in the 2nd week of June each year, beginning with the year 2010, or at such other time as shall be fixed by the Board of Directors for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any subsequent continuation after adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

2.2           Special Shareholder Meetings.

Special meetings of the shareholders, for any purpose or purposes described in the notice of meeting, may be called by the president, or by the Board of Directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding shares of the corporation entitled to vote on any issue at the meeting.

2.3           Place of Shareholder Meetings.

The Board of Directors may designate any place, either within or without the State of Nevada, as the place for any annual or any special meeting of the shareholders, unless by written consent, which may be in the form of waivers of notice or otherwise, all shareholders entitled to vote at the meeting designate a different place, either within or without the State of Nevada, as the place for the holding of such meeting.  If no designation is made by either the Board of Directors or unanimous action of the voting shareholders, the place of meeting shall be the principal office of the corporation in the State of Nevada.

2.4           Notice of Shareholder Meeting.

(a)           Required Notice.  Written notice stating the place, day and hour of any annual or special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the president, the Board of Directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the laws of the State of Nevada governing corporations (the “Act”) or the Articles of Incorporation to receive notice of the meeting.  Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid); (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 5 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address, provided in writing by the shareholder, which is different from that shown in the corporation’s current record of shareholders.

(b)           Adjourned Meeting. If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place if the new date, time, and place is announced at the meeting before adjournment.  But if a new record date for the adjourned meeting is, or must be fixed (see Section 2.5 of this Article 2) then notice must be given pursuant to the requirements of paragraph (a) of this Section 2.4, to those persons who are shareholders as of the new record date.

(c)           Waiver of Notice.  A shareholder may waive notice of the meeting (or any notice required by the Act, Articles of Incorporation, or Bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes of filing with the corporate records.

A shareholder’s attendance at a meeting:

(1)           waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting;

and

(2)           waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to consideration of the matter when it is presented.

(d)           Contents of Notice.  The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called.  Except as provided in this Section 2.4(d), or as provided in the corporation’s articles, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation’s property; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and be accompanied by, respectively, a copy or summary of the: (a) articles of amendment; (b) plan of merger or share exchange; and (c) transaction for disposition of all, or substantially all, of the corporation’s property.  If the proposed corporate action creates dissenters’ rights, as provided in the Act, the notice must state that shareholders are, or may be entitled to assert dissenters’ rights, and must be accompanied by a copy of relevant provisions of the Act.  If the corporation issues, or authorizes the issuance of shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to all the shareholders the number of shares authorized or issued, and the consideration received with or before the notice of the next shareholder meeting.  Likewise, if the corporation indemnifies or advances expenses to an officer or a director, this shall be reported to all the shareholders with or before notice of the next shareholder meeting

2.5           Fixing of Record Date.

For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date.  Such record date shall not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution.  The record date for determination of such shareholders shall be at the close of business on:

(a)           With respect to an annual shareholder meeting or any special shareholder meeting called by the Board of Directors or any person specifically authorized by the Board of Directors or these Bylaws to call a meeting, the day before the first notice is given to shareholders;

(b)           With respect to a special shareholder meeting demanded by the shareholders, the date the first shareholder signs the demand;

(c)           With respect to the payment of a share dividend, the date the Board of Directors authorizes the share dividend;

(d)           With respect to actions taken in writing without a meeting (pursuant to Article 2, Section 2.12), the first date any shareholder signs a consent; and

(e)           With respect to a distribution to shareholders, (other than one involving a repurchase or reacquisition of shares), the date the Board of Directors authorizes the distribution

When a determination of shareholders entitled to vote at any meeting of shareholders has been made, as provided in this section, such determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

If no record date has been fixed, the record date shall be the date the written notice of the meeting is given to shareholders.

2.6           Shareholder List.

The officer or agent having charge of the stock transfer books for shares of the corporation shall, at least ten (10) days before each meeting of shareholders, make a complete record of the shareholders entitled to vote at each meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each.  The list must be arranged by class or series of shares.  The shareholder list must be available for inspection by any shareholder’ beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting.  The list shall be available at the corporation’s principal office or at a place in the city where the meeting is to be held, as set forth in the notice of meeting.  A shareholder, his agent, or attorney is entitled, on written demand, to inspect and, subject to the requirements of Section 2.14 of this Article 2, to copy the list during regular business hours and at his expense, during the period it is available for inspection.  The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

2.7           Shareholder Quorum and Voting Requirements.

A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have beer transacted at the meeting as originally notified.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting, unless a new record date is or must be set for that adjourned meeting.

If a quorum exists, a majority vote of those shares present voting at a duly organized meeting shall suffice to defeat or enact proposal unless the Statutes of the State of Nevada, the Articles Incorporation or these Bylaws require a greater-than-majority vote, which event the higher vote shall be required for the action constitute the action of the corporation.

2.8           Increasing Either Quorum or Voting Requirements.

For purposes of this Section 2.8, a “supermajority” quorum is a requirement that more than a majority of the votes of the voting group be present to constitute a quorum; and a “supermajority” voting requirement is any requirement that requires the vote of more than a majority of the affirmative votes of a voting group at a meeting.

The shareholders, but only if specifically authorized to do so by the Articles of Incorporation, may adopt, amend, or delete a Bylaw which fixes a “supermajority” quorum or “supermajority” voting requirement.

The adoption or amendment of a Bylaw that adds, changes, or deletes a “supermajority” quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then if effect or proposed to be adopted, whichever is greater.

A Bylaw that fixes a supermajority quorum or voting requirement for shareholders may not be adopted, amended, or repealed by the Board of Directors.

2.9           Proxies.

At all meetings of shareholders, a shareholder may vote in person, or vote by written proxy executed in writing by the shareholder or executed by his duly authorized attorney-in fact.  Such proxy shall be filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting.  No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise specifically provided in the proxy or coupled with an interest.

2.10         Voting of Shares.

Unless otherwise provided in the articles, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without the transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the Court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares are transferred into the name of the pledgee, and thereafter, the pledgee shall be entitled to vote the shares so transferred.

Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

2.11         Corporation’s Acceptance of Votes.

(a)           If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder.

(b)           If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

(1)           the shareholder is an entity, as defined in the Act, and the name signed purports to be that of an officer or agent of the entity;

(2)           the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

(3)           the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver or proxy appointment;

(4)           the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment; or

(5)           the shares are held in the name of two or more persons as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(c)           The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

(d)           The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this Section 2.11 are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(e)           Corporation action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this Section is valid unless a court of competent jurisdiction determines otherwise.

2.12         Informal Action by Shareholders.

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or- more written consents, setting forth the action so taken, shall be signed by shareholders holding a majority of the shares entitled to vote with respect to the subject matter thereof.  Such consent shall be delivered to the corporation secretary for inclusion in the minute book.  A consent signed under this Section has the effect of a vote at a meeting and may be described as such in any document.

2.13         Voting for Directors.

Unless otherwise provided in the Articles of Incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

2.14         Shareholders’ Rights to Inspect Corporate Records.

Shareholders shall have the following rights regarding inspection of corporate records:

(a)           Minutes and Accounting Records. The corporation shall keep, as permanent records, minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the corporation.  The corporation shall maintain appropriate accounting records.

(b)           Absolute Inspection Rights of Records Required at Principal Office. If a shareholder gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, he, or his agent or attorney, has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal office:

(I)            its Articles or restated Articles of Incorporation and all amendments to them currently in effect;

(2)           its Bylaws or restated Bylaws and all amendments to them currently in effect;

(3)           resolutions adopted by its Board of Directors creating one or more classes or series of shares, and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding;

(4)           the minutes of all shareholders’ meetings, and records of all action taken by shareholders without a meeting, for the past three years;

(5)           all written communications to shareholders within the past three years, including the financial statements furnished for the past three years to the shareholders;

(6)           a list of the names and business addresses of its current directors and officers; and

(7)           its most recent annual report delivered to the Nevada Secretary of State.

(c)           Conditional Inspection Right.  In addition, if a shareholder gives the corporation a written demand, made in good faith and for a proper purpose, at least five business days before the date on which he wishes to inspect and copy, describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected to his purpose, a shareholder of a corporation, or his duly authorized agent or attorney, is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

(1)           excerpts from minutes of any meeting of the Board of Directors; records of any action of a committee of the Board of Directors on behalf of the corporation; minutes of any meeting of the shareholders; and records of action taken by the shareholders or Board of Directors without a meeting, to the extent not subject to inspection under paragraph (a) of this Section 2.14;

(2)           accounting records of the corporation; and

(3)           the record of shareholders (compiled no earlier than the date of the shareholder’s demand).

(d)           Copy Costs.  The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means.  The corporation may impose a reasonable charge, to be paid by the shareholder on terms set by the corporation, covering the costs of labor and material incurred in making copies of any documents provided to the shareholder.

(e)           “Shareholder” Includes Beneficial Owner.  For purposes of this Section 2.14, the term “shareholder” shall include a beneficial owner whose shares are held in a voting trust or by a nominee on his behalf.

2.15         Financial Statements Shall Be Furnished to the Shareholders.

(a)           The corporation shall furnish its shareholders annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of changes in shareholders’ equity for the year, unless that information appears elsewhere in the financial statements.  If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements for the shareholders must also be prepared on that basis.

(b)           If the annual financial statements are reported upon by a public accountant, his report must accompany them.  If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation’s accounting records:

(1)           stating his reasonable belief that the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

(2)           describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(c)           A corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year.  Thereafter, on written request from a shareholder who was not mailed the is statements, the corporation shall mail him the latest financial statements.

2.16         Dissenters’ Rights.

Each shareholder shall have the right to dissent from and obtain payment for his shares when so authorized by the Nevada Business Corporation Act, the corporation’s Articles of Incorporation, these Bylaws, or a resolution of the Board of Directors.

2.17         Order of Business.

The following order of business shall be observed at all meetings of the shareholders, as applicable and so far as practicable:

(a)           Calling the roll of officers and directors present and determining shareholder quorum requirements;

(b)           Reading, correcting and approving of minutes of previous meeting;

(c)           Reports of officers;

(d)           Reports of Committees;

(e)           Election of Directors;

(f)           Unfinished business;

(g)           New business; and

(h)           Adjournment.

ARTICLE 3.
BOARD OF DIRECTORS

3.1           General Powers.

Unless the Articles of Incorporation have dispensed with or limited the authority of the Board of Directors by describing who will perform some or all of the duties of a Board of Directors, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the Board of Directors.

3.2           Number, Tenure and Qualification of Directors.

Unless otherwise provided in the Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, the authorized number of directors shall be not less than 1 (minimum number) nor more than 9 (maximum number).  The initial number of directors was established in the original Articles of Incorporation.  Unless otherwise provided in the Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, the number of directors shall always be within the limits specified above, and as determined by resolution adopted by the Board of Directors.  Unless otherwise provided in the Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, after any shares of this corporation are issued, neither the maximum nor minimum number of directors can be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the Articles of Incorporation duly approved by a majority of the outstanding shares entitled to vote.  Unless otherwise provided in the Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, each director shall hold office until the next annual meeting of shareholders or until removed.  Unless otherwise provided in the Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, however, if his term expires, he shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors.  Unless required by the Articles of Incorporation, directors do not need to be residents of Nevada or Shareholders of the corporation.

3.3           Regular Meetings of the Board of Directors.

A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders.  The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.  (If permitted by Section 3.7, any regular meeting may be held by telephone).

3.4           Special Meeting of the Board of Directors.

Special meetings of the Board of Directors may be called by or at the request of the president or any one director.  The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Nevada, as the place for holding any special meeting of the Board of Directors or, if permitted by Section 3.7, any special meeting may be held by telephone.

3.5           Notice of, and Waiver of Notice of Special Meetings of the Board of Directors.

Unless the Articles of Incorporation provide for a longer or shorter period, notice of any special meeting of the Board of Directors shall be given at least two days prior thereto, either orally or in writing.  If mailed, notice of any director meeting shall be deemed to be effective at the earlier of: (1) when received; (2) five days after deposited in the United States mail, addressed to the director’s business office, with postage thereon prepaid; or (3) the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director.  Notice may also be given by facsimile and, in such event, notice shall be deemed effective upon transmittal thereof to a facsimile number of a compatible facsimile machine at the director’s business office.  Any director may waive notice of any meeting.  Except as otherwise provided herein, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting, or promptly upon his arrival, objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.  Unless required by the Articles of Incorporation or the Act, neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

3.6           Director Quorum.

A majority of the number of directors fixed, pursuant to Section 3.2 of this Article 3, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, unless the Articles of Incorporation or the Act require a greater number for a quorum.

Any amendment to this quorum requirement is subject to the provisions of Section 3.8 of this Article 3.

Once a quorum has been established at a duly organized meeting, the Board of Directors may continue to transact corporate business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

3.7           Actions By Directors.

The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors, unless the Articles of Incorporation or the Act require a greater percentage.  Any amendment which changes the number of directors needed to take action is subject to the provisions of Section 3.8 of this Article 3.

Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting.  Minutes of any such meeting shall be prepared and entered into the records of the corporation.  A director participating in a meeting by this means is deemed to be present in person at the meeting.

A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting, or promptly upon his arrival, to holding it or transacting business at the meeting; or (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within 24 hours after adjournment of the meeting.  The right of dissent or abstention is not available to a director who votes in favor of the action taken.

3.8           Establishing a “Supermajority” Quorum or Voting Requirement for the Board of Directors.

For purposes of this Section 3.8, a “supermajority” quorum is a requirement that more than a majority of the directors in office constitute a quorum; and a “supermajority” voting requirement is one which requires the vote of more than a majority of those directors present at a meeting at which a quorum is present to be the act of the directors.

A Bylaw that fixes a supermajority quorum or supermajority voting requirement may be amended or repealed:

(1)           if originally adopted by the shareholders, only by the shareholders (unless otherwise provided by the shareholders); or

(2)           if originally adopted by the Board of Directors, either by the shareholders or by the Board of Directors.

A Bylaw adopted or amended by the shareholders that fixes a supermajority quorum or supermajority voting requirement for the Board of Directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the Board of Directors.

Subject to the provisions of the preceding paragraph, action by the Board of Directors to adopt, amend, or repeal a Bylaw that changes the quorum or voting requirement for the Board of Directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

3.9           Director Action Without a Meeting.

Unless the Articles of Incorporation provide otherwise, any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if all of the directors sign a written consent describing the action taken.  Such consents shall be filed with the records of the corporation.  Action taken by consent is effective when the last director signs the consent, unless the consent specifies a different effective date.  A signed consent has the effect of a vote at a duly noticed and conducted meeting of the Board of Directors and may be described as such in any document.

3.10         Removal of Directors.

Subject to the Articles of Incorporation, the shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal.  The removal may be with or without cause unless the Articles of Incorporation provide that directors may only be removed for cause.  If cumulative voting is not authorized, a director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

3.11         Board of Director Vacancies.

Unless the Articles of Incorporation provides otherwise, if a vacancy occurs on the Board of Directors, excluding a vacancy resulting from an increase in the number of directors, the director(s) remaining in office shall fill the vacancy.  If the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

If a vacancy results from an increase in the number of directors, only the shareholders may fill the vacancy.

A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled by the Board of Directors before the vacancy occurs, but the new director may not take office until the vacancy occurs.

The term of a director elected to fill a vacancy expires at the next shareholders’ meeting at which directors are elected.  However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

3.12         Director Compensation.

Unless otherwise provided in the Articles of Incorporation, by resolution of the Board of Directors, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sun for attendance at each meeting of the Board of Directors, or both.  No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

3.13         Director Committees.

(a)           Creation of Committees.  Unless the Articles of Incorporation provide otherwise, the Board of Directors may create one or more committees and appoint members of the Board of Directors to serve on them.  Each committee must have two or more members, who serve at the pleasure of the Board of Directors.

(b)           Selection of Members.  The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken, or (2) the number of directors required by the Articles of Incorporation to take such action.

(c)           Required Procedures.  Sections 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9 of this Article 3 apply to committees and their members.

(d)           Authority.  Unless limited by the Articles of Incorporation or the Act, each committee may exercise those aspects of the authority of the Board of Directors which the Board of Directors confers upon such committee in the resolution creating the committee.  Provided, however, a committee may not:

(1)           authorize distributions to shareholders;

(2)           approve or propose to shareholders any action that the Act requires be approved by shareholders;

(3)           fill vacancies on the Board of Directors or on any of its-committees;

(4)           amend the Articles of Incorporation;

(5)           adopt, amend, or repeal Bylaws;

(6)           approve a plan of merger not requiring shareholder approval;

(7)           authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or

(8)           authorize or approve the issuance or sale, or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares; except that the Board of Directors may authorize a committee to do so within limits specifically prescribed by the Board of Directors.

ARTICLE 4.
OFFICERS

4.1           Designation of Officers.

The officers of the corporation shall be a president, a secretary, and a treasurer, each of whom shall be appointed by the Board of Directors.  Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the Board of Directors.  The same individual may simultaneously hold more than one office in the corporation.

4.2           Appointment and Term of Office.

The officers of the corporation shall be appointed by the Board of Directors for a term as determined by the Board of Directors.  If no term is specified, they shall hold office until the first meeting of the directors held after the next annual meeting of shareholders.  If the appointment of officers is not made at such meeting, such appointment shall be made as soon thereafter as is convenient.  Each officer shall hold office until his successor has been duly appointed and qualified, until his death, or until he resigns or has been removed in the manner provided in Section 4.3 of this Article 4.

The designation of a specified term does not grant to the officer any contract rights, and the Board of Directors can remove the officer at any time prior to the termination of such term.

Appointment of an officer shall not of itself create any contract rights.

4.3           Removal of Officers.

Any officer may be removed by the Board of Directors at any time, with or without cause.  Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.4           President.

The president shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall generally supervise and control all of the business and affairs of the corporation.  He shall, when present, preside at all meetings of the shareholders.  He may sign, with the secretary or any other proper officer of the corporation thereunto duly authorized by the Board of Directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The president shall generally perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

4.5           Vice-President.

If appointed, in the absence of the president or in the event of the president’s death, inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.  If there is no vice-president, then the treasurer shall perform such duties of the president.  Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the Board of Directors.  A vice-president shall perform such other duties as from time to time may be assigned to him by the president or by the Board of Directors.

4.6           Secretary.

The secretary shall (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the corporation and, if there is a seal of the corporation, see that it is affixed to all documents, the execution of which on behalf of the corporation under seal is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder, as provided to the secretary by the shareholders; (f) sign with the president, or a vice-resident, certificates for shares of the corporation, the issuance of which has been authorized by resolution of the Board of Directors; (g) have general charge of the stock transfer books of the corporation; and (h) generally perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the Board of Directors.

4.7           Treasurer.

The treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositaries as may be selected by the Board of Directors; and (c) generally perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the Board of Directors.

If required by the Board of Directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

4.8           Assistant Secretaries and Assistant Treasurers.

The assistant secretaries, when authorized by the Board of Directors, may sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which has been authorized by a resolution of the Board of Directors.  The assistant treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

The assistant secretaries and assistant treasurers, generally, shall perform such duties as may be assigned to them by the secretary or the treasurer, respectively, or by the president or the Board of Directors.

4.9           Salaries.

The salaries of the officers, if any, shall be fixed from time to time by the Board of Directors.

ARTICLE 5.
INDEMNIFICATION OF DIRECTORS, OFFICERS, AGENTS, AND EMPLOYEES

5.1           Indemnification of Officers, Directors Employees and Agents.

Unless otherwise provided in the Articles of Incorporation, the corporation shall indemnify any individual made a party to a proceeding because he is or was an officer, director, employee or agent of the corporation against liability incurred in the proceeding, all pursuant to and consistent with the provisions of NRS 78.751, as amended from time to time.

5.2           Advance Expenses for Officers and Directors.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, but only after receipt by the corporation of an undertaking by or on behalf of the officer or director on terms set by the Board of Directors, to repay the expenses advanced if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.

5.3           Scope of Indemnification.

The indemnification permitted herein is intended to be to the fullest extent permissible under the laws of the State of Nevada, and any amendments thereto.

ARTICLE 6.
CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1           Certificates for Shares.

(a)           Content.  Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation; that the corporation is formed under the laws of the State of Nevada; the name of the person to whom issued; the certificate number; class and par value of shares; and the designation of the series, if any, the certificate represents.  The form of the certificate shall be as determined by the Board of Directors.  Such certificates shall be signed (either manually or by facsimile) by the president or a vice-president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof.  Each certificate for shares shall be consecutively numbered or otherwise identified.

(b)           Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the Board of Directors to determine variations for future series) must be summarized on the front or back of the certificate indicating that the corporation will furnish the shareholder this information on request in writing and without charge.

(c)           Shareholder List.  The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

(d)           Transferring Shares.  Subject to the Preferred Stock Purchase Agreement dated February 27, 2009 among the Company, Hale Capital, LP and EREF PARA LLC, all certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefore upon such terms as the Board of Directors may prescribe, including indemnification of the corporation and bond requirements.

6.2           Acquisition of Shares.

The corporation may acquire its own shares and unless otherwise provided in the Articles of Incorporation, the shares so acquired constitute authorized but unissued shares.

If the Articles of Incorporation prohibit the reissue of shares acquired by the corporation, the number of authorized shares is reducer by the number of shares acquired, effective upon amendment of the Articles of Incorporation, which amendment shall be adopted by the shareholders, or the Board of Directors without shareholder action (it permitted by the Act).  The amendment must be delivered to the Secretary of State and must set forth:

(1)           the name of the corporation;

(2)           the reduction in the number of authorized shares, itemized by class and series; and

(3)           the total number of authorized shares, itemized by class and series, remaining after reduction of the shares.

ARTICLE 7.
DISTRIBUTIONS

7.1           Distributions.

Subject to the Articles of Incorporation, the Board of Directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law.

ARTICLE 8.
CORPORATE SEAL

8.1           Corporate Seal.

The Board of Directors may adopt a corporate seal which may be circular in form and have inscribed thereon any designation, including the name of the corporation, Nevada as the state of incorporation, and the words ‘“Corporate Seal.”

ARTICLE 9.
AMENDMENTS

9.1           AMENDMENTS.

Subject to the Articles of Incorporation, the Board of Directors may amend or repeal the corporation’s Bylaws unless:

(1)           the Articles of Incorporation or the Act reserve this power exclusively to the shareholders, in whole or part; or

(2)           the shareholders, in adopting, amending, or repealing a particular Bylaw, provide expressly that the Board of Directors may not amend or repeal that Bylaw; or

(3)           the Bylaw either establishes, amends or deletes a “supermajority” shareholder quorum or voting requirement, as defined in Section 2.8 of Article 2.

Any amendment which changes the voting or quorum requirement for the Board of Directors must comply with Section 3.8 of Article 3, and for the shareholders, must comply with Section 2.8 of Article 2.

The corporation’s shareholders may also amend or repeal corporation’s Bylaws at any meeting held pursuant to Article 2.

ARTICLE 10.
SUPREMACY CLAUSE

10.1         SUPREMACY CLAUSE.

Notwithstanding anything contained in these Bylaws, if there is any conflict between the corporation’s Articles of Incorporation, including the Certificate of Designations of Series A-1 Senior Preferred Stock, and these Bylaws, the Articles of Incorporation shall control.

APPENDIX A
REVOCABLE PROXY

PARADIGM HOLDINGS, INC.

The undersigned hereby appoints Peter B. LaMontagne and Richard Sawchak, or any of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the Special Meeting of shareholders and to vote all shares of common stock of Paradigm Holdings, Inc. which the undersigned is entitled to vote if personally present at said meeting to be held at 9715 Key West Avenue, 3rd Floor, Rockville, Maryland, 20850 on __________ ___, 2010 at 9:30 a.m., Eastern Daylight Savings Time, and at all postponements or adjournments thereof upon all business as may properly come before the meeting with all the powers the undersigned would possess if then and there personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 5.  PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

PLEASE RETAIN THIS ADMISSION TICKET FOR THE
SPECIAL MEETING OF SHAREHOLDERS OF
PARADIGM HOLDINGS, INC.
9715 KEY WEST AVENUE, 3RD FLOOR
ROCKVILLE, MARYLAND 20850
__________ ___, 2010
9:30 A.M., EASTERN DAYLIGHT SAVINGS TIME

PRESENT THIS TICKET TO A PARADIGM HOLDINGS, INC. REPRESENTATIVE AT THE ENTRANCE TO THE MEETING ROOM.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Paradigm Holdings, Inc., c/o Chief Financial Officer, 9715 Key West Avenue, 3rd Floor, Rockville, Maryland, 20850.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS SPECIAL MEETING, WHETHER OR NOT YOU ATTEND THE SPECIAL MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

IF YOU PLAN TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD BELOW.

Appendix A-1

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PARADIGM HOLDINGS, INC.

Vote on Proposals

1.           To approve and adopt the Plan and Agreement of Merger to reincorporate the Company into the State of Nevada.

  FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

2.           To approve the increase of the Company’s authorized shares of Common Stock from 50,000,000 shares to 250,000,000 shares.

  FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

3.           To approve certain revisions to the Series A-1 Preferred Stock Certificate of Designations with respect to the voting rights of holders of such stock.

  FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

4.           To approve certain rights granted to Hale Capital Partners, LP and EREF PARA, LLC in the Certificate of Designations.

  FOR  ☐ AGAINST  ☐ ABSTAIN  ☐

5.           ELECTION OF DIRECTORS: The election of four directors: Raymond A. Huger, Peter B. LaMontagne, John A. Moore and Martin M. Hale, Jr. to hold office until the next annual or special meeting of shareholders following their election or appointment where their successors have been duly elected and qualified.

FOR ALL nominees listed above ☐	WITHHOLD AUTHORITY to vote For All nominees listed above ☐	FOR ALL, EXCEPT ☐ to withhold authority to vote, mark “For All Except” and write the Nominee’s name on the line below

6.           To consider such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT OF THE COMPANY.

Please sign your name exactly as it appears on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.

Please indicate if you plan to attend this meeting: Yes ☐ No  ☐

Signature	Date	Signature (Joint Owners)	Date

Appendix A-2